                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant : [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement

[ ]   Confidential, for use of the Commission
      only (as permitted by Rule 14a-6(e)(2)).

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material under Rule 14a-12


                            WHITEHALL JEWELLERS, INC.
                           ---------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                      -----
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount Previously Paid:

       (2)    Form, Schedule or Registration Statement No.:

       (3)    Filing Party:

       (4)    Date Filed:

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606

                                  May 10, 2002

Dear Stockholder:

     You are cordially invited to attend the 2002 annual meeting of stockholders of Whitehall Jewellers, Inc., a Delaware corporation, to be held at 10:00 a.m. (local time) on Tuesday, June 11, 2002, at The Standard Club, 320 South Plymouth, Chicago, Illinois 60604.

     The formal notice of the meeting, the proxy statement and the 2001 annual report are enclosed. The matters to be considered at the meeting are described in the accompanying proxy statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. This will enable you to vote on the business to be transacted whether or not you attend the meeting.

     We hope that you can attend the 2002 annual meeting of stockholders.

                                          Sincerely,

                                          /s/ Hugh Patinkin

                                          Hugh M. Patinkin
                                          Chairman, Chief Executive Officer and
                                          President

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 11, 2002

To the Stockholders of

                           WHITEHALL JEWELLERS, INC.

     The 2002 annual meeting of stockholders of Whitehall Jewellers, Inc., a Delaware corporation, will be held at 10:00 a.m. (local time) on Tuesday, June 11, 2002, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois 60604 for the following purposes:

     1. to elect two (2) Class III directors;

     2. to approve the amendment and restatement of Whitehall's Restated Certificate of Incorporation;

     3. to approve Whitehall's Employee Stock Purchase Plan;

     4. to approve an amendment to Whitehall's 1997 Long-Term Incentive Plan;
        and

     5. to transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 26, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting of stockholders.

     Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote your shares in person.

     This Notice of annual meeting of stockholders is first being sent to stockholders on or about May 10, 2002.

                                          By Order of the Board of Directors,

                                          /s/ JOHN R. DESJARDINS

                                          /s/ John R. Desjardins
                                          John R. Desjardins
                                          Executive Vice President and Secretary
May 10, 2002

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON JUNE 11, 2002

                              GENERAL INFORMATION

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Whitehall Jewellers, Inc., a Delaware corporation, for use at the 2002 annual meeting of stockholders to be held at 10:00 a.m. (local time) on Tuesday, June 11, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois 60604.

     The Board of Directors has fixed the close of business on April 26, 2002, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. On April 26, 2002, Whitehall had outstanding
(i) 14,717,344 shares of common stock, par value $.001 per share, and (ii) 142 shares of Class B common stock, par value $1.00 per share. A list of stockholders of record entitled to vote at the annual meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to the meeting, at the office of Whitehall located at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

     Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. The proxies will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendation of the Board of Directors as set forth in this proxy statement. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter properly presented at the annual meeting.

     You may revoke your proxy at any time prior to voting at the annual meeting by delivering written notice to the Secretary of Whitehall, by submitting a subsequently dated proxy or by attending the annual meeting and voting in person at the annual meeting.

     This proxy statement is first being sent or given to stockholders on or about May 10, 2002.

                               VOTING INFORMATION

     Each holder of outstanding shares of common stock is entitled to one vote for each share of common stock held in that holder's name with respect to all matters on which holders of common stock are entitled to vote at the annual meeting. Each holder of outstanding shares of Class B common stock is entitled to 35.4208 votes for each share of Class B common stock held in that holder's name with respect to all matters on which holders of Class B common stock are entitled to vote at the annual meeting. Except as otherwise required by law, the holders of shares of common stock and Class B common stock shall vote together and not as separate classes. At the annual meeting, a holder of common stock or Class B common stock may,

     - with respect to the election of the Class III directors, vote FOR the election of the director nominees or WITHHOLD authority to vote for such director nominees;

     - with respect to the proposal to approve the amendment and restatement of Whitehall's Restated Certificate of Incorporation described herein, (i) vote FOR approval, (ii) vote AGAINST approval or (iii) ABSTAIN from voting on the proposal;

     - with respect to the proposal to approve Whitehall's Employee Stock Purchase Plan described herein, (i) vote FOR approval, (ii) vote AGAINST approval or (iii) ABSTAIN from voting on the proposal; and

     - with respect to the proposal to amend Whitehall's 1997 Long-Term Incentive Plan described herein, (i) vote FOR approval, (ii) vote AGAINST approval or (iii) ABSTAIN from voting on the proposal.

     All properly executed and unrevoked proxies received in the accompanying form in time for the annual meeting will be voted in the manner directed therein. If no direction is made on a proxy, the proxy will be voted FOR the election of the named director nominees to serve as Class III directors, FOR approval of the proposal to approve the amendment and restatement of Whitehall's Restated Certificate of Incorporation, FOR approval of Whitehall's Employee Stock Purchase Plan and FOR approval of the amendment to Whitehall's 1997 Long-Term Incentive Plan. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter properly presented at the annual meeting. If a proxy indicates that all or a portion of the votes represented by that proxy are not being voted with respect to a particular matter, the non-votes will not be considered present and entitled to vote on that matter, although the votes may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum. A quorum will be present if a majority of the voting power with respect to the shares of common stock and Class B common stock combined are represented in person or by proxy at the annual meeting.

     The election of the Class III directors requires the affirmative vote of a plurality of votes cast by the holders present in person or represented by proxy and entitled to vote on such matter at the annual meeting. Accordingly, if a quorum is present at the annual meeting, the persons receiving the greatest number of votes by the holders will be elected to serve as the Class III directors. Withholding authority to vote for a nominee and non-votes with respect to the election of directors will not affect the outcome of the election of directors.

     Assuming a quorum is present at the annual meeting, approval of the proposal to amend and restate Whitehall's Restated Certificate of Incorporation requires the affirmative vote by a majority of the holders of the voting power entitled to vote on such matter at the annual meeting. Both a vote to abstain and a non-vote with respect to the proposal to amend and restate Whitehall's Restated Certificate of Incorporation will be treated as votes against that proposal.

     Assuming a quorum is present at the annual meeting, approval of Whitehall's Employee Stock Purchase Plan and approval of the amendment to Whitehall's 1997 Long-Term Incentive Plan require the affirmative vote of a majority of the votes cast by the holders present in person or represented by proxy and entitled to vote on such matters at the annual meeting. A vote to abstain from voting on either of these proposals will be treated as a vote against such proposal. Non-votes with respect to either of these proposals will not affect the determination of whether such proposals are approved.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Whitehall's business is managed under the direction of its Board of Directors. The Board of Directors is presently composed of seven directors, divided into three classes. At the annual meeting, two Class III directors will be elected to serve until the annual meeting in the year 2005, or until their successors are duly elected and qualified. The nominees for election as Class III directors are identified below. In the event the nominees, each of whom has expressed an intention to serve if elected, fail to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors.

NOMINEES

     The following persons, if elected at the annual meeting, will serve as Class III directors until the annual meeting in the year 2005, or until their successors are elected and qualified.

            CLASS III DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2002

     Mr. Matthew M. Patinkin, age 44, joined Whitehall in 1979 and has served as its Executive Vice President, Operations and as a director since 1989.

     Mr. Richard K. Berkowitz, age 60, has served as a director of Whitehall since 1998. He retired from Arthur Andersen, L.L.P. in August 1998 after serving 21 years as a partner. Prior to his retirement, Mr. Berkowitz served as head of Arthur Andersen's tax division in Miami, Florida. Mr. Berkowitz has been associated with Entente Investment, Inc. and was a member of the Advisory Board of Security Plastics, Inc. Mr. Berkowitz is Chairman of the Audit Committee and a member of the Compensation Committee.

                 THE BOARD OF DIRECTORS OF WHITEHALL RECOMMENDS
               VOTES "FOR" THE NOMINEES FOR CLASS III DIRECTORS.

OTHER DIRECTORS

     The following persons are currently directors of Whitehall whose terms will continue after the annual meeting.

             CLASS I DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2003

     Mr. Hugh M. Patinkin, age 51, has served as President and Chief Executive Officer of Whitehall since 1989 and was elected its Chairman in February 1996. He has served as a director from 1979 to 1988 and from 1989 to the present. He joined Whitehall as its Assistant Secretary in 1979. Prior thereto he practiced law with the firm of Sidley & Austin.

     Mr. Norman J. Patinkin, age 75, has served as a director of Whitehall since 1989. In 2001, he retired as the Chief Executive Officer of United Marketing Group, L.L.C., but remains on its Board of Directors. United Marketing Group operates telemarketing services, motorclubs, travel clubs and direct response merchandise programs for large corporations.

     Mr. Daniel H. Levy, age 58, is the Chairman and Chief Executive Officer of Donnkenny, Inc., a designer, manufacturer and marketer of women's apparel, and has served as a director of Whitehall since January 7, 1997 (and had served as a director from March 1996 until May 1996). Mr. Levy served as Chairman and Chief Executive Officer of Best Products Co. Inc., a large discount retailer of jewelry and brand name hardline merchandise, from April 1996 until January 1997. Prior to such time, Mr. Levy was a Principal for LBK Consulting from 1994 until 1996. Mr. Levy served as Chairman and Chief Executive Officer of Conran's during 1993. Prior to such time, Mr. Levy was Vice Chairman and Chief Operating Officer for Montgomery Ward & Co. from 1991 until 1993. Mr. Levy is a member of the Audit Committee and the Compensation Committee.

     Messrs. Hugh M. Patinkin and Matthew M. Patinkin are brothers. Mr. Norman
J. Patinkin is a first cousin, once removed, of Messrs. Hugh and Matthew
Patinkin.

             CLASS II DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2004

     Mr. John R. Desjardins, age 51, joined Whitehall in 1979 and has served as Executive Vice President and Secretary and as a director of Whitehall since 1989. He also served as Treasurer of Whitehall from 1989 through October 1998. Previously, he worked as a certified public accountant with Deloitte & Touche L.L.P.

     Mr. Jack A. Smith, age 66, has served as a director of Whitehall since July 1996. Mr. Smith is the former Chairman of the Board of The Sports Authority, Inc., a national sporting goods chain, which he founded in 1987. Prior to founding The Sports Authority, Mr. Smith served as Chief Operating Officer of Herman's Sporting Goods and held various executive management positions with major national retailers, including Sears & Roebuck, Montgomery Ward & Co. and Jefferson Stores. Mr. Smith serves on the Board of Directors of Darden Restaurants, Inc., Beverages & More! and National Wholesale Liq. Mr. Smith is Chairman of the Compensation Committee and a member of the Audit Committee

MEETINGS AND COMMITTEES

     The Board of Directors of Whitehall held five meetings during fiscal 2001. No director attended fewer than 75% of the total number of meetings of the Board of Directors and its committees on which he served during fiscal 2001.

     The Board of Directors does not presently have a formal nominating committee.

     The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants Whitehall's year-end operating results and considers the adequacy of the internal accounting procedures. The Audit Committee presently consists of Messrs. Richard K. Berkowitz (Chairman), Daniel H. Levy and Jack A. Smith. The Audit Committee held nine meetings in fiscal 2001.

     The Board of Directors has determined that all members of the audit committee are independent within the meaning of the listing standards of The New York Stock Exchange and have no relationship to Whitehall that may interfere with their independence from management and Whitehall.

     The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Exhibit I.

     The Compensation Committee, which presently consists of Messrs. Jack A. Smith (Chairman), Daniel H. Levy and Richard K. Berkowitz, reviews and recommends the compensation arrangements for all officers, approves such arrangements for other senior level employees, and administers and takes such other action as may be required in connection with certain compensation and incentive plans of Whitehall (including the grant of stock options and other stock based awards). The Compensation Committee held four meetings in fiscal 2001. Whitehall's By-Laws require that the Compensation Committee consists of non-employee directors.

COMPENSATION OF DIRECTORS

     Non-employee directors receive compensation of $3,750 per fiscal quarter. In addition, as of February 7, 2002, non-employee directors are entitled to receive $1,000 for each meeting of the Board of Directors attended and committee chairmen and members are entitled to receive $300 and $200, respectively, for each committee meeting attended. Directors who are officers or employees of Whitehall receive no compensation for serving as directors. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and meetings of committees of the Board of Directors.

     Under Whitehall's 1998 Non-Employee Director Stock Option Plan, each non-employee director of Whitehall may elect to receive nonqualified stock options at the beginning of each fiscal quarter in lieu of receiving the quarterly directors' fees of $3,750 described above. The per share exercise price of all such options is or will be equal to the fair market value of the common stock on the date of grant, and such options vest or will vest at the end of the fiscal quarter in which they are granted.

     As permitted under Whitehall's 1997 Long-Term Incentive Plan, each non-employee director is and will be granted a restricted stock award each year as of the Audit Certification Date (as defined below). Such award entitles and will entitle each non-employee director to receive an amount of restricted common stock equal to $10,000 divided by the fair market value of such common stock on the applicable Audit Certification Date, rounded down to the nearest whole share. The restriction period (that is, the period in which the common stock subject to the award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of) relating to each such award is and will be one year from the date of grant. The "Audit Certification Date" is the date each year on which Whitehall's independent public accountants deliver an opinion to Whitehall as to its yearly audit of the financial statements of Whitehall.

     On February 23, 2001, each non-employee director was granted a nonqualified option to purchase 5,000 shares of common stock. The per share exercise price of all such options is equal to the fair market value of the common stock on February 23, 2001 and such options vest with respect to one-third of the options on the first, second and third anniversaries of the date of grant.

     Pursuant to the terms of Whitehall's 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan, Mr. Norman Patinkin was granted a one-time nonqualified option to purchase 15,000 shares of common stock upon the consummation of Whitehall's initial public offering on May 7, 1996. All of the remaining non-employee directors who are currently directors were also granted a one-time nonqualified option to purchase 15,000 shares of common stock when each was first elected or began to serve as a non-employee director. Each of the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan have been amended to delete the provisions which entitle each non-employee director to an automatic grant of a nonqualified option to purchase 15,000 shares of common stock on the date on which he or she is first elected or begins to serve as a non-employee director. However, each such plan provides that non-employee directors may be granted stock based awards at the discretion of the Compensation Committee, with the approval of the Board of Directors, to advance the interests of Whitehall by attracting and retaining well-qualified directors and Whitehall may grant such awards from time to time for such purpose.

                               EXECUTIVE OFFICERS

     The following sets forth certain information with respect to the executive officers of Whitehall who are not identified above under "Election of Directors -- Nominees" and "-- Other Directors."

     Mr. Lynn D. Eisenheim, age 50, joined Whitehall in 1991 as its Executive Vice President, Merchandising. He has 27 years of experience in the jewelry business having served with Zale Corporation (where he served as Executive Vice President, Merchandising immediately prior to joining Whitehall) and Service Merchandise Co.

     Mr. Manny A. Brown, age 46, joined Whitehall in 1997 as its Executive Vice President, Operations. Mr. Brown was employed from 1986 through 1997 by Foster Medical Corporation which was later acquired by Abbey Home Healthcare and then merged with Homedco to create Apria Healthcare. Mr. Brown held various sales and operations management positions with Apria Healthcare including Executive Vice President, East Operations and Senior Vice President, Central Operations. Mr. Brown was employed by FMC Corporation from 1980 through 1985 in various sales management and marketing positions. Mr. Brown was employed by American Brands from 1978 through 1980 in various sales management positions.

     Mr. Jon H. Browne, age 47, joined Whitehall in January 2000, as Executive Vice President and currently holds the title of Executive Vice President, Chief Financial Officer and Treasurer. He has over 24 years of experience in the retail industry having served as the Chief Executive Officer of Chernin's Shoes, Inc., a large format family shoe retailer, from November 1998 until August of 1999. Prior to serving as the Chief Executive Officer of Chernin's Shoes, Mr. Browne served as its Chief Administrative Officer from May 1996 until October of 1998. Chernin's Shoes filed a petition for bankruptcy under Chapter 11 of the Bankruptcy Code in the Northern District of Illinois, Eastern Division, on May 10, 1999.

                                   PROPOSAL 2

      AMEND AND RESTATE WHITEHALL'S RESTATED CERTIFICATE OF INCORPORATION

     On April 4, 2002 the Board of Directors of Whitehall approved, subject to stockholder approval, an amendment and restatement of Whitehall's Restated Certificate of Incorporation.

     Generally, the proposed amendments to the Restated Certificate of Incorporation provide for the removal of certain provisions that relate or refer to Whitehall's initial public offering which took place on May 7, 1996. These provisions, among other things, provide for the common stock split effected immediately prior to the initial public offering and the delay of certain rights of and restrictions on each of Whitehall, the Board of Directors and the stockholders of Whitehall until the consummation of the initial public offering. These provisions became unnecessary upon the consummation of Whitehall's initial public offering and the Board of Directors believes that it is desirable to remove them in order to simplify Whitehall's Restated Certificate of Incorporation. The removal of those provisions and the accompanying language referring thereto will not affect the rights of any stockholder.

     The Board of Directors recommends amending and restating Whitehall's present Restated Certificate of Incorporation in the form attached hereto as
Exhibit II to this proxy statement. The form of Second Restated Certificate of Incorporation attached hereto as Exhibit II incorporates all amendments to Whitehall's present Restated Certificate of Incorporation, including the Certificate of Designations of Series A Junior Participating Preferred Stock which was filed on May 2, 1996. Although the summary set forth above describes the material terms of the amendments to the Restated Certificate of Incorporation, it does not purport to fully or completely describe the amendments to the Restated Certificate of Incorporation. Stockholders are urged to review the Second Restated Certificate of Incorporation attached hereto as
Exhibit II.

         THE BOARD OF DIRECTORS OF WHITEHALL RECOMMENDS VOTES "FOR" THE PROPOSAL TO AMEND AND RESTATE THE RESTATED CERTIFICATE OF INCORPORATION.

                                   PROPOSAL 3

              APPROVAL OF WHITEHALL'S EMPLOYEE STOCK PURCHASE PLAN

     Whitehall's stockholders are being asked to act upon a proposal to approve the adoption by the Board of Directors of Whitehall's Employee Stock Purchase Plan (the "ESPP"). The ESPP was adopted by the Board of Directors on September 10, 2001 and became effective on October 1, 2001. The ESPP permits eligible employees to elect to have a portion of their compensation salary withheld for purchases of Whitehall's common stock at a price discounted from the fair market value of the common stock. If the proposal is approved by the stockholders of Whitehall, the ESPP will be qualified as an Employee Stock Purchase Plan under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). If the stockholders do not approve the ESPP by September 10, 2002, the ESPP will cease to be effective on such date. Regardless of whether the ESPP qualifies as an employee stock purchase plan under section 423 of the Code, it is Whitehall's present intention that the provisions of the ESPP will be administered, interpreted and construed in a manner consistent with the requirements of section 423 of the Code. The complete text of the ESPP is set forth in Exhibit III to this proxy statement and stockholders are urged to review it together with the following information.

     Purpose. The purpose of the ESPP is to provide employees of Whitehall and its subsidiaries added incentive to remain employed by Whitehall and to encourage increased efforts to promote the best interests of Whitehall and its subsidiaries by permitting eligible employees to purchase shares of Whitehall's common stock at below-market prices. Whitehall believes that the ESPP is an important employee benefit that assists it in its efforts to attract, retain and motivate valuable employees.

     Number of Shares. The maximum number of shares of Whitehall's common stock that may be purchased under the ESPP is 500,000 shares, subject to adjustment in the event of certain changes to Whitehall's capital structure, as provided in the ESPP. These shares may be treasury shares, authorized and unissued shares, shares purchased for participants in the open market on an exchange or in negotiated transactions or any combination thereof.

     Administration. A committee appointed by the Board of Directors is responsible for the administration of the ESPP. In addition to the power to amend or terminate the ESPP, the committee has full power and authority to: (i) interpret and administer the ESPP and any instrument or agreement entered into under the ESPP; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the ESPP; and (iii) make any other determination and take any other action that the committee deems necessary or desirable for administration of the ESPP. Decisions of the committee are final, conclusive and binding upon all persons, including Whitehall, each participant and each other employee of Whitehall. The ESPP is required to be administered so as to ensure all participants have the same rights and privileges as are provided by section 423(b)(5) of the Code.

     Eligibility. Participation in the ESPP is open to each employee of Whitehall or its subsidiaries who satisfies all of the following conditions: (i) the employee's customary employment is for more than 20 hours per week; (ii) the employee's customary employment is for more than 5 months per calendar year and
(iii) the employee has been continuously employed by Whitehall or a subsidiary of Whitehall for at least 6 consecutive months (an "eligible employee"). No right to purchase common stock will accrue under the ESPP in favor of any person who is not an eligible employee as of the first day of a "purchase period." A purchase period is a three-month period beginning on each October 1, January 1, April 1 and July 1, each commencing on or after the effective date of the ESPP and prior to the termination of the ESPP. Approximately, 1,600 employees were eligible to participate in the ESPP as of April 1, 2002.

     No employee can acquire rights to purchase common stock under the ESPP if
(i) immediately after receiving such rights, such employee would own 5% or more of the total combined voting power or value of all classes of stock of Whitehall or any subsidiary of Whitehall, including any stock attributable to the employee under section 424(d) of the Code or (ii) for any calendar year the right would permit the employee's aggregate rights to purchase stock under all employee stock purchase plans of Whitehall and its subsidiary corporations, within the meaning of section 424(f) of the Code, exercisable during such calendar year to accrue at a rate which exceeds $25,000 of fair market value of such stock for that calendar year. Rights acquired under the ESPP are not transferable and may be exercised only by a participant.

     Participation and Purchases. To enroll in the ESPP, an eligible employee must make a request to Whitehall or its designated agent at the time and in the manner specified by the committee, specifying the amount of payroll deductions to be applied to the compensation paid to the employee. Payroll deductions must be a whole percentage amount, unless otherwise determined by the committee, of the participant's compensation, before withholding or other deductions, paid to him or her during the applicable purchase period, provided, that, the deduction for each pay period may not be less than $20 and may not be more than the amount or percentage determined by the committee. Payroll deductions will be made for each participant in accordance with the participant's request until the participant's participation in the ESPP terminates, the participant's payroll deductions are suspended, the participant's request is revised or the ESPP terminates. A participant may change the amount of his or her payroll deduction effective as of the first day of any purchase period by directing Whitehall or its designated agent at the time and in the manner specified by the committee. A participant may elect at any time and in the manner specified by the committee to suspend his or her payroll deductions under the ESPP, provided this election is received by Whitehall or its designated agent prior to the date specified by the committee for suspension of payroll deductions.

     Payroll deductions for each participant will be credited to a "purchase account" established on behalf of the participant on the books of the participant's employer or such employer's designated agent. As of the first business day of the month immediately following the end of each purchase period (the "exercise date"), the amount in each participant's purchase account will be applied to the purchase of the number of shares of Whitehall's common stock determined by dividing such amount by the purchase price (as described below) for the purchase period. No interest will accrue at any time for any amount credited to a purchase account of a participant. The purchase price per share of common stock for any purchase period will be 90% of the fair market value of a share of common stock on the exercise date for such purchase period.

     A participant will be issued a certificate for his or her shares of common stock when the participant's participation in the ESPP has been terminated, the ESPP is terminated or upon request, but in the last case, only in denominations of at least 25 shares.

     Termination of Participation. A participant's participation in the ESPP will automatically terminate upon the participant's death or termination of employment with Whitehall or its subsidiaries or when the participant otherwise ceases to be an eligible employee. Upon any terminating event, Whitehall will deliver to the participant or his or her legal representative, as the case may be, the cash credited to his or her purchase account on the date of the termination, and, as soon as practicable after such termination, one or more certificates for the number of whole shares of common stock held for his or her benefit and the cash equivalent for any fractional share so held.

     Change in Control. In the event of certain acquisitions of 25% or more the Whitehall's common stock, a change in the majority of the Board of Directors of Whitehall, subject to certain exceptions, the approval by stockholders of a reorganization, merger or consolidation, unless Whitehall's stockholders receive 50% or more or the stock and combined voting power of the surviving corporation, or the approval by the stockholders of a complete liquidation or dissolution, the then current purchase period will end, and the committee, in its sole discretion, will direct that the cash credited to all participants' purchase accounts either be applied to purchase shares of common stock or be returned to participants and, in either event, the ESPP will immediately thereafter terminate.

     Amendment and Termination of the ESPP. The Board or the committee may amend the ESPP from time to time in any respect for any reason; provided, however, no such amendment may (i) materially adversely affect any purchase rights outstanding under the ESPP during the purchase period in which such amendment is to be effected; (ii) increase the maximum number of shares of common stock which may be purchased under the ESPP; (iii) decrease the purchase price of a share of common stock for any purchase period below 85% of the fair market value on the exercise date or (iv) adversely affect the qualification of the ESPP under section 423 of the Code.

     Whitehall, by action of the Board of Directors or the committee, may terminate the ESPP at any time. In any event, without any action being required, the ESPP will terminate when the maximum number of shares of common stock to be sold under the ESPP has been purchased. Termination will not impair any rights which under the ESPP will have vested on or prior to the date of termination.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief description of the United States federal income tax consequences of participation in the ESPP. Whitehall intends that the ESPP qualify under section 423 of the Code as an employee stock purchase plan. The tax consequences of participating in the ESPP will depend upon whether the ESPP is qualified as an employee stock purchase plan under section 423 of the Code. This qualification is contingent on the ESPP being approved by the stockholders of Whitehall within twelve months of its adoption by the Board of Directors on September 10, 2001. If this proposal is approved by stockholders of Whitehall, the ESPP will be a qualified employee stock purchase plan. If Whitehall does not obtain the necessary stockholder approval, then the ESPP will be a nonqualified employee stock purchase plan until September 10, 2002, upon which time the ESPP will cease to be effective. The different tax treatments for a qualified employee stock purchase plan and a nonqualified employee stock purchase plan are set forth below.

     Qualified Employee Stock Purchase Plan. Under section 423 of the Code, an eligible employee who elects to participate in the ESPP will not realize any taxable income at the time common stock is purchased under the ESPP for the employee.

     If a participant disposes of shares of common stock purchased under the ESPP two years or more after the exercise date on which the shares were purchased, the participant will recognize compensation taxable as ordinary income, and subject to income tax withholding, in the amount of the lesser of
(i) the excess of the fair market value of the shares at the time of disposition over the purchase price and (ii) 10% of the fair market value of the shares on the exercise date on which the shares were purchased. The participant's cost basis in the shares of common stock will be increased by the amount of such ordinary compensation income. In addition, the participant will recognize long-term capital gain equal to the excess, if any, of the amount realized on such disposition over the cost basis in the shares, as so increased. In the event that the amount realized from such disposition is less than the purchase price, the participant will recognize long-term capital loss in the amount of the difference between the purchase price and the amount realized.

     If a participant disposes of shares of common stock purchased under the ESPP within two years after the exercise date on which the shares were purchased (a "disqualifying disposition"), the participant will recognize compensation taxable as ordinary income, and subject to income tax withholding, in the amount of the excess of the fair market value of the shares on the exercise date on which the shares are purchased over the purchase price of the shares. The participant's cost basis in the shares will be increased by the amount of such ordinary compensation income. If the amount realized upon such disposition exceeds the participant's cost basis in the shares of common stock, as so increased, the participant will recognize capital gain in the amount of the difference between the amount realized and the adjusted cost basis. In the event the amount realized is less than the cost basis in the shares of common stock, as so increased, the participant will recognize capital loss from the disposition in the amount of the difference between the adjusted cost basis and the amount realized.

     If a participant dies while holding shares of common stock purchased under the ESPP, regardless of how long the shares were held, compensation taxable as ordinary income must be recognized in the taxable year of the participant's death in the amount of the lesser of (i) the excess of the fair market value of the shares at the time of the participant's death over the purchase price and
(ii) 10% of the fair market value of the shares on the exercise date on which the shares were purchased. The cost basis of the shares of common stock will be increased by the amount of ordinary income recognized.

     Whitehall will not be entitled to a deduction for any excess of the fair market value of the shares of common stock over the purchase price, except to the extent the participant recognizes ordinary compensation income upon a disqualifying disposition.

     Under current tax law, gain on capital assets held for one year or less is treated as "short-term" capital gain and gain on certain capital assets held for more than one year is treated as "long-term" capital gain. The tax rate imposed on long-term capital gains generally cannot exceed 20% (10% for income taxed at the rate of 15%). The Code imposes special limitations on the amount of capital loss that can be deducted in a taxable year.

     Nonqualified Employee Stock Purchase Plan. If the ESPP is a nonqualified employee stock purchase plan, then the ESPP will not be treated as a tax-advantaged plan and generally participants in the ESPP will realize taxable ordinary income at the time the common stock is purchased under the ESPP in an amount equal to the excess of the fair market value of the shares on the exercise date over the purchase price. In that case, Whitehall will be entitled to a corresponding deduction equal to the amount recognized by the participant as ordinary taxable income.

     When the participant later sells the shares of common stock or otherwise disposes of the shares in a taxable disposition, the participant generally will recognize an additional gain or loss equal to the difference between the value of the shares at the time of purchase and the price at which the shares are sold. The sale of shares will be treated as a capital gain or loss, which will be either long-term or short-term depending on whether the participant held the shares for more than one year. Whitehall will not be entitled to a deduction at that time.

NEW PLAN BENEFITS

     The benefits that might be received by employees under the ESPP cannot be determined because the benefits depend on the degree of participation by employees and the trading price of the common stock in future purchase periods.

         THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE APPROVAL OF
                   WHITEHALL'S EMPLOYEE STOCK PURCHASE PLAN.

                                   PROPOSAL 4

             AMENDMENT TO WHITEHALL'S 1997 LONG-TERM INCENTIVE PLAN

     The Board of Directors approved Whitehall's 1997 Long-Term Incentive Plan (the "1997 Plan") on February 24, 1997. The 1997 Plan was then submitted to and approved by Whitehall's stockholders at the 1997 annual meeting. The Board of Directors approved an amendment to the 1997 Plan which was approved by Whitehall's stockholders at the 1999 Annual Meeting for the purpose of (i) qualifying certain grants of options as incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) permitting future stock options, stock appreciation rights and certain stock awards granted under the 1997 Plan to qualify as "qualified performance-based" compensation under section 162(m) of the Code. The Board of Directors approved an amendment to the 1997 Plan which was approved by Whitehall's stockholders at the 2000 annual meeting which increased the number of shares of common stock reserved for issuance under the 1997 Plan from 1,500,000 to 2,100,000.

     The Board of Directors of Whitehall has approved an amendment to the 1997 Plan which would increase the number of shares of common stock reserved for issuance under the 1997 Plan from 2,100,000 to 2,500,000. If the 1997 Plan, as amended, is not approved by the stockholders, the terms of the 1997 Plan, as currently in effect and as previously approved by the stockholders, will remain in effect. The descriptions below are qualified in their entirety by reference to the 1997 Plan, which is included as Exhibit IV to this proxy statement.

     The purposes of the 1997 Plan are to align the interests of Whitehall's stockholders and the recipients of awards under the 1997 Plan by increasing the proprietary interest of the recipients in Whitehall's growth and success and to advance the interests of Whitehall by attracting and retaining non-employee directors, officers and other key employees and to motivate these individuals to act in the long-term best interests of Whitehall's stockholders. The Board of Directors believes that the ability to grant stock options is a critical tool, together with the ESPP, in its hiring and retention of highly qualified employees.

DESCRIPTION OF THE 1997 PLAN, AS AMENDED

     General. Under the 1997 Plan, Whitehall may grant incentive stock options or nonqualified options, stock appreciation rights ("SARs"), bonus stock awards which are vested upon grant, stock awards which may be subject to a restriction period or specified performance measures or both, and performance shares, as described below. A total of 2,100,000 shares of common stock have been reserved for issuance under the 1997 Plan, of which 150,000 shares have been reserved for bonus stock awards and stock awards subject to a restriction period or performance measures or both, subject to adjustment in the event of a stock split, stock dividend or other changes in capital structure. As of January 31, 2002, 1,649,882 shares were subject to outstanding stock options. In addition, as of January 31, 2002, 1,120,836 shares were subject to outstanding stock options granted under Whitehall's other stock option plans. No awards may be made under the 1997 Plan after February 24, 2007. All non-employee directors and approximately 1,600 employees are eligible to participate in the 1997 Plan. The maximum number of shares of common stock with respect to which options, SARs, bonus stock awards, stock awards subject to a restriction period or performance measures or both, performance share awards or a combination thereof, may be granted during any calendar year to any participant in the 1997 Plan is 300,000, subject to adjustment in the event of a stock split, stock dividend or other change in capital structure.

     Administration. The 1997 Plan is currently administered by the Compensation Committee. Subject to the terms of the 1997 Plan, the Compensation Committee is authorized to select eligible non-employee directors, officers and other key employees for participation in the 1997 Plan and to determine the form, amount and timing of each award to those persons and, if applicable, the number of shares of common stock, the number of SARs and the number of performance shares subject to the awards granted thereunder, the exercise price or base price associated with the award, the time and conditions of exercise, and all other terms and conditions of the award.

     The Compensation Committee may delegate some or all of its power and authority under the 1997 Plan to the Chief Executive Officer or other executive officers of Whitehall as it deems appropriate; provided, however, that the Compensation Committee may not delegate its power and authority with regard to the selection for participation in the 1997 Plan of an officer or other person subject to section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or decisions concerning the timing, pricing or amount of an award to an officer or other person, and no delegation may be made with respect to the grant of an award to a "covered employee" within the meaning of section 162(m) of the Code.

     Any grants of awards under the 1997 Plan to non-employee directors must be approved by the Board of Directors.

     Effective Date, Termination and Amendment. The 1997 Plan became effective on February 24, 1997 and will terminate on February 24, 2007, unless terminated earlier by the Board of Directors. The Board of Directors generally may amend the 1997 Plan at any time except that, without the approval of the stockholders of Whitehall, no amendment may, among other things, (i) reduce the minimum purchase price of a share of common stock subject to an option or base price of an SAR, (ii) eliminate the restriction contained in the 1997 Plan against repricing the exercise price or base price of any award granted under the 1997 Plan, or (iii) extend the term of the 1997 Plan.

     Employee Stock Options. Options granted to employees under the 1997 Plan may be incentive stock options or nonqualified options. The purchase price of shares of common stock purchasable upon exercise of an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of the shares of common stock on the date of grant. The aggregate fair market value, determined as of the date the option is granted, of the stock with respect to which incentive stock options are exercisable for the first time by the optionee in any calendar year, under the 1997 Plan and any other incentive stock option plan of Whitehall, may not exceed $100,000. Incentive stock options granted under the 1997 Plan may not be exercised after ten years from the date of grant. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of Whitehall, the exercise price of any incentive stock options granted under the 1997 Plan may not be less than 110% of the fair market value of the common stock on the date of grant, and the exercise period may not exceed five years from the date of grant. Options granted under the 1997 Plan are not transferable by the optionee other than by will or under the laws of descent and distribution except that, if the optionee dies prior to exercising his option, the estate of the deceased optionee may exercise all options in full until the expiration of one year from the date of death or, if earlier, the termination of the option.

     Non-Employee Director Options. The 1997 Plan provides that non-employee directors may be granted nonqualified options to purchase shares of common stock at the discretion of the Compensation Committee, subject to approval by the Board of Directors, to advance the interests of Whitehall by attracting and retaining well qualified directors. The per share exercise price of the options will be equal to the fair market value of the common stock on the date of grant of the option.

     Stock Appreciation Rights. SARs granted under the 1997 Plan may be granted in tandem with, or by reference to, an option or may be free-standing SARs. The period for the exercise of an SAR and the base price of an SAR will be determined by the Compensation Committee, but the base price may not be less than 100% of the fair market value of a share of common stock on the date of grant of the SAR. The exercise of an SAR entitles the holder to receive, subject to withholding taxes, shares of common stock, which may be restricted stock, cash or a combination thereof with a value equal to the difference between the fair market value of the common stock on the exercise date and the base price of the SAR.

     Bonus Stock and Restricted Stock Awards. The 1997 Plan provides for the grant of bonus stock awards, which are vested upon grant. The 1997 Plan also provides for stock awards which may be subject to a restriction period ("restricted stock"). An award of restricted stock may be subject to specified performance measures (see "Performance Measures" below) for the applicable restriction period or may require the holder to remain continuously employed by, or in the service of, Whitehall for the applicable restriction period. The terms of restricted stock and performance goals will be determined by the Compensation Committee. With respect to the maximum amount of compensation that can be paid to the Chief Executive Officer or Whitehall's four most highly compensated officers in the form of restricted stock awards subject to performance measures, in addition to the limit of 300,000 shares with respect to which all awards may be granted to any of those employees, the 1997 Plan provides that the fair market value of the number of shares of common stock subject to performance measures that is granted to any one of these employees may not exceed $2,000,000 (i) at the time of grant in the case of a stock award subject to performance measures or (ii) in the case of a restricted stock award subject to performance measures, on the earlier of the date on which the performance measures are satisfied and the date the holder makes an election to recognize income in respect of the restricted stock. Unless otherwise specified in the agreement with respect to a particular restricted stock award, the holder of a restricted stock award will have all the rights as a stockholder of Whitehall, including, but not limited to, voting rights and the right to receive dividends. Shares of restricted stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment or service of Whitehall during the restriction period or, if the restricted stock is subject to performance measures, if the performance measures are not attained during the restriction period. Subject to the change in control provisions of the 1997 Plan and unless otherwise specified in the agreement with respect to a particular restricted stock award, in the event of a termination of employment or service for any reason, the portion of a restricted stock award which is then subject to a restriction period will be forfeited and canceled.

     Performance Share Awards. The 1997 Plan also provides for the grant of performance shares. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of common stock, which may be restricted stock, or the fair market value of the performance share in cash. The terms of performance share awards and performance goals will be determined by the Compensation Committee. Performance shares will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the applicable performance period. Subject to the change in control provisions of the 1997 Plan and unless otherwise specified in the agreement with respect to a particular performance share award, in the event of termination of employment for any reason, the portion of a performance share award which is then subject to a performance period will generally be forfeited and canceled.

     Performance Measures. Performance measures that can be used by the Compensation Committee in establishing performance goals for restricted stock awards or performance share awards can be based on any of the following criteria: the attainment by a share of common stock of a specified fair market value for a specified period of time, earnings per share, return to stockholders, including dividends, return on equity, earnings of Whitehall, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing.

     Prohibition Against Repricing Awards. Under the 1997 Plan, the exercise price or base price, as the case may be, of any award granted thereunder may not be changed without stockholder approval.

     Change in Control. In the event of certain acquisitions of 25% or more of the common stock, a change in the majority of the Board of Directors, subject to certain exceptions, the approval by stockholders of a reorganization, merger or consolidation, unless Whitehall's stockholders receive 50% or more of the stock and combined voting power of the surviving company, or the approval by stockholders of a complete liquidation or dissolution, all options will become immediately exercisable and all awards will be "cashed-out" by Whitehall, except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, outstanding awards will be substituted for similar rights to acquire a proportionate number of shares of common stock received in the merger or similar transaction.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief description of the United States federal income tax consequences of awards made under the 1997 Plan.

     Stock Options. A participant will not recognize any income upon the grant of a stock option, and Whitehall will not be allowed a deduction for federal income tax purposes at that time. A participant will recognize compensation taxable as ordinary income, and subject to income tax withholding, upon exercise of a nonqualified stock option equal to the excess of the fair market value, determined as of the date of exercise, of the shares purchased over their exercise price, and Whitehall will be entitled to a corresponding deduction. A participant will not recognize income, except for purposes of the alternative minimum tax, upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted or one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of the shares will be taxed as long-term capital gain or loss, and Whitehall will not be entitled to any deduction. If, however, the shares are disposed of within the above-described period, then in the year of the disposition the participant generally will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon the disposition and (ii) the fair market value of the shares on the date of exercise over the exercise price, and Whitehall will be entitled to a corresponding deduction.

     SARs. A participant will not recognize any taxable income upon the grant of the SARs, and Whitehall will not be allowed a deduction for federal income tax purposes at that time. A participant will recognize compensation taxable as ordinary income, and subject to income tax withholding, upon exercise of an SAR equal to the fair market value, determined as of the date of exercise, of any shares delivered and the amount of cash paid by Whitehall upon the exercise, and Whitehall will be entitled to a corresponding deduction.

     Bonus Stock. A participant will recognize compensation taxable as ordinary income, and subject to income tax withholding, in respect of awards of shares of bonus stock at the time the shares are transferred in an amount equal to the then fair market value of the shares and Whitehall will be entitled to a corresponding deduction, except to the extent the limit of section 162(m) of the Code applies.

     Restricted Stock. A participant will not recognize taxable income at the time of the grant of shares of restricted stock, and Whitehall will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at the time restricted stock is granted. If the election is made, the participant will recognize taxable income equal to the excess of the fair market value of the shares on the date of grant over the amount, if any, paid for the shares. If the election is not made, the participant will recognize taxable income at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at that time over the amount, if any, paid for the shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions is deductible by Whitehall as compensation expense, except to the extent the limit of section 162(m) of the Code applies. Whitehall is permitted to take that deduction in its taxable year in which ends the taxable year in which the employee recognizes the taxable income. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation, subject to income tax withholding, rather than dividend income, in an amount equal to the dividends paid, and Whitehall will be entitled to a corresponding deduction, except to the extent the limit of section 162(m) of the Code applies.

     Performance Shares. A participant will not recognize taxable income upon the grant of performance shares and Whitehall will not be entitled to a tax deduction at that time. Upon the settlement of performance shares, the participant will recognize compensation taxable as ordinary income, and subject to income tax withholding, in an amount equal to the fair market value of any shares delivered and any cash paid by Whitehall, and Whitehall will be entitled to a corresponding deduction, except to the extent the limit of section 162(m) of the Code applies.

     See "Executive Officer Compensation Report by the Compensation Committee" for a description of section 162(m) of the Code.

NEW PLAN BENEFITS

     Neither the number of shares of common stock subject to awards that may be granted under the 1997 Plan in fiscal 2002, nor the dollar value of such benefits, is determinable. The number of shares of common stock which are subject to awards granted during fiscal 2001 to each of the executive officers named in the Summary Compensation Table is set forth in that table. The number of shares of common stock which are subject to awards granted during fiscal 2001 to the executives of Whitehall as a group (6 persons), non-executive directors and non-executive officer employees is 355,000, 39,024 and 75,825, respectively.

         THE BOARD OF DIRECTORS RECOMMENDS VOTES "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 LONG-TERM INCENTIVE PLAN.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     Summary Compensation. The following summary compensation table sets forth certain information concerning compensation for services rendered in all capacities awarded to, earned by or paid to Whitehall's Chief Executive Officer and the other named executive officers during the years ended January 31, 2002, 2001 and 2000.

                           SUMMARY COMPENSATION TABLE

                                       Annual Compensation                     Long-Term Compensation Awards
                                 -------------------------------    ---------------------------------------------------
                                                                             Awards                     Payouts
                                                                    ------------------------    -----------------------
                                  Year                              Restricted      Shares
                                  ended                               Stock       Underlying     LTIP       All Other
Name and Principal Position      Jan. 31     Salary      Bonus      Awards(1)      Options      Payouts    Compensation
---------------------------      -------    --------    --------    ----------    ----------    -------    ------------
Hugh M. Patinkin.............     2002      $425,000    $224,250     $56,062       200,000         --            --
  Chairman, Chief Executive       2001      $423,154          --          --       300,000         --            --
  Officer and President           2000      $383,654    $308,000     $76,998       260,062         --            --
John R. Desjardins...........     2002      $305,000    $125,050     $31,262        20,000         --            --
  Executive Vice President        2001      $304,366          --          --            --         --            --
  and Secretary                   2000      $289,423    $232,000     $58,003       108,176         --            --
Matthew M. Patinkin..........     2002      $270,000    $110,700     $27,675        20,000         --            --
  Executive Vice President,       2001      $269,154          --          --        10,000         --            --
  Operations                      2000      $249,423    $200,000     $50,002        79,886         --            --
Manny A. Brown...............     2002      $250,000    $102,500     $25,625        25,000         --            --
  Executive Vice President,       2001      $247,616          --          --         5,000         --            --
  Operations                      2000      $229,423    $184,000     $45,991        47,131         --            --
Lynn D. Eisenheim............     2002      $225,000    $ 92,250     $23,062        20,000         --            --
  Executive Vice President,       2001      $224,154          --          --            --         --            --
  Merchandising                   2000      $204,423    $164,000     $41,003        42,498         --            --

-------------------------
(1) Each of Whitehall's Chief Executive Officer and the other named executive officers received awards of restricted stock on February 29, 2000 and March 11, 2002 in the following respective amounts: Mr. H. Patinkin, 3,936 and 3,840 shares; Mr. Desjardins, 2,965 and 2,141 shares; Mr. M. Patinkin, 2,556 and 1,896 shares; Mr. Brown, 2,351 and 1,755 shares; and Mr. Eisenheim, 2,096 and 1,580 shares. The restrictions on the shares lapse in three equal annual installments on the first, second and third anniversaries of the dates of each of the grants. Dividends or other distributions, if paid on shares of common stock generally, will be paid with respect to the restricted shares.

     General Information Regarding Options. The following tables shows information regarding stock options held by the executive officers named in the Summary Compensation Table.

                          OPTION GRANTS IN FISCAL 2001

                                            NUMBER OF
                                            SECURITIES
                                            UNDERLYING      % OF TOTAL                                 GRANT DATE
                                             OPTIONS      OPTIONS GRANTED    EXERCISE    EXPIRATION     PRESENT
NAME                                        GRANTED(1)     TO EMPLOYEES       PRICE         DATE        VALUE(2)
----                                        ----------    ---------------    --------    ----------    ----------
Hugh M. Patinkin........................     200,000           46.42%         $7.97       2/23/11       $851,280
John R. Desjardins......................      20,000            4.64%         $7.97       2/23/11       $ 85,128
Matthew M. Patinkin.....................      20,000            4.64%         $7.97       2/23/11       $ 85,128
Manny A. Brown..........................      25,000            5.80%         $7.97       2/23/11       $106,410
Lynn D. Eisenheim.......................      20,000            4.64%         $7.97       2/23/11       $ 85,128

-------------------------
(1) The stock options for the named executive officers vest with respect to 33% of the options on the first, second and third anniversaries of the date of the grant and are exercisable until the tenth anniversary of the date of the grant.

(2) The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. Whitehall's use of this model should not be construed as an endorsement of its accuracy of valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: risk-free interest rate of 5.1%; expected dividend yield of 0%; expected option life of seven years; and expected stock price volatility of 44%. The real value of the options in this table depends upon the actual performance of Whitehall's common stock during the applicable period.

       OPTION EXERCISES IN FISCAL 2001 AND FISCAL YEAR END OPTION VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN THE
                                                                   OPTIONS AS OF                MONEY OPTIONS AS OF
                             SHARES                               JANUARY 31, 2002                JANUARY 31, 2002
                            ACQUIRED                        ----------------------------    ----------------------------
NAME                       ON EXERCISE    VALUE REALIZED    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                       -----------    --------------    -----------    -------------    -----------    -------------
Hugh M. Patinkin.......         --               --           612,596         616,718       $5,192,273      $2,213,000
John R. Desjardins.....         --               --           272,678         110,147       $2,817,691      $  221,300
Matthew M. Patinkin....         --               --           271,297          93,238       $2,817,691      $  221,300
Manny A. Brown.........         --               --           102,856          64,276       $1,051,186      $  276,625
Lynn D. Eisenheim......         --               --            57,010          58,748       $  553,997      $  221,300

EMPLOYMENT AGREEMENTS

     As described below, Whitehall has entered into severance agreements with each of Hugh M. Patinkin, Chairman, Chief Executive Officer and President, dated May 7, 1996; John R. Desjardins, Executive Vice President and Secretary, dated May 7, 1996; Matthew M. Patinkin, Executive Vice President, Operations, dated May 7, 1996; Manny A. Brown, Executive Vice President, Operations, dated March 17, 1997; and Lynn D. Eisenheim, Executive Vice President, Merchandising, dated November 1, 2000 (originally dated May 7, 1996).

     Employment Agreements with Named Executive Officers. The agreements provide for certain payments after a "change of control." A "change of control" is defined under the agreements to include (i) an acquisition by a third party (excluding certain affiliates of Whitehall) of beneficial ownership of at least 25% of the outstanding shares of common stock, (ii) a change in a majority of the incumbent Board of Directors and (iii) merger, consolidation or sale of substantially all of Whitehall's assets if Whitehall's stockholders do not continue to own at least 60% of the equity of the surviving or resulting entity. Pursuant to these agreements the employees will receive certain payments and benefits if they terminate employment voluntarily six months after a "change of control," or earlier if they terminate for "good reason," as defined in the agreements (such as certain changes in duties, titles, compensation, benefits or work locations) or if they are terminated by Whitehall after a change of control, other than for "cause," as so defined. The severance agreements also provide for certain payments absent a change of control if they terminate employment for "good reason" or if they are terminated by Whitehall, other than for "cause". Their payment will equal 2.5 times (1.5 times if a change of control has not occurred) their highest salary plus bonus over the five years preceding the change of control, together with continuation of health and other insurance benefits for 30 months (18 months if a change of control has not occurred). The severance agreements also provide for payment of bonus for any partial year worked at termination of employment equal to the higher of (x) the employee's average bonus for the immediately preceding two years and (y) 50% of the maximum bonus the employee could have earned in the year employment terminates, pro rated for the portion of the year completed. To the extent any payments to any of the five senior executives under these agreements would constitute an "excess parachute payment" under section 280G(b)(1) of the Code, the payments will be "grossed up" for any excise tax payable under such section, so that the amount retained after paying all federal income taxes due would be the same as such person would have retained if such section had not been applicable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     All compensation decisions for the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table are currently made by the Compensation Committee of the Board of Directors. The Compensation Committee consists of Messrs. Jack A. Smith (Chairman), Daniel H. Levy and Richard K. Berkowitz. Each member of the Compensation Committee is a non-employee director who has not previously been an officer or employee of Whitehall.

EXECUTIVE OFFICER COMPENSATION REPORT BY THE COMPENSATION COMMITTEE

     This report is submitted by the Compensation Committee of the Board of Directors.

     All compensation decisions for the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table are currently made by the Compensation Committee of the Board of Directors. The Compensation Committee consists of Messrs. Jack A. Smith (Chairman), Daniel H. Levy and Richard K. Berkowitz. Each member of the Compensation Committee is a non-employee director who has not previously been an officer or employee of Whitehall.

     Executive compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and bonus. Long-term compensation is generally provided through awards under the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan.

     The Compensation Committee's approach to annual base salary is to offer competitive salaries in comparison with market practices. The base salary of each officer is set at a level considered to be appropriate in the judgment of the Compensation Committee based on an assessment of the particular responsibilities and performance of the officer taking into account the performance of Whitehall, other comparable companies, the retail jewelry industry, the economy in general and such other factors as the Compensation Committee may deem relevant. The comparable companies considered by the Compensation Committee may include companies included in the peer group index discussed below and/or other companies in the sole discretion of the Compensation Committee. No specific measures of Whitehall's performance or other factors are considered determinative in the base salary decisions of the Compensation Committee. Instead, substantial judgment is used and all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions.

     In addition to base salary, the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table above were eligible to participate in Whitehall's Management Bonus Program during fiscal 2001. Under this bonus program, each executive officer was entitled to receive a cash bonus (not to exceed 100% of base salary) and a restricted stock bonus (not to exceed 25% of base salary) based on the net income of Whitehall before extraordinary items. The fiscal 2001 bonuses approved by the Compensation Committee for the Chief Executive Officer and the other named executive officers are reported under "Summary Compensation Table." The Chief Executive Officer received a car allowance during fiscal 2001.

     The executive officers are eligible to participate in the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan. Each of the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan is administered by the Compensation Committee. Subject to certain restrictions, the Chief Executive Officer of Whitehall also has the power to grant options under the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan. Subject to the terms of the plans, the Compensation Committee (and the Chief Executive Officer with respect to non-executive officer employees) is authorized to select eligible directors, officers and other key employees for participation in the plans and to determine the number of shares of common stock subject to the awards granted thereunder, the exercise price, if any, the time and conditions of exercise, and all other terms and conditions of the awards. The purposes of the plans are to align the interests of Whitehall's stockholders and the recipients of grants under the plans by increasing the proprietary interest of the recipients in Whitehall's growth and success and to advance the interests of Whitehall by attracting and retaining officers and other key employees. The terms and the size of the option grants to each executive officer will vary from individual to individual in the discretion of the Compensation Committee. No specific factors are considered determinative in the grants of options to executive officers by the Compensation Committee. Instead, all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions. Grants of options are based on the judgment of the members of the Compensation Committee considering the total mix of information.

     Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers other than the chief executive officer, subject to certain exceptions. One such exception is "qualified performance-based" compensation. Compensation attributable to a stock option or a stock appreciation right is "qualified performance-based compensation" if all of the following conditions are satisfied: (i) the grant or award is made by a compensation committee consisting solely of two or more "outside directors"; (ii) the plan under which the option or right is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any individual; (iii) under the terms of the option or right, the amount of compensation the employee could receive is based solely upon an increase in the value of the stock after the date of grant or award; and (iv) the material terms of the plan under which the option or right is granted are disclosed to the publicly held corporation's stockholders and approved by them before any compensation under the plan is paid. Compensation attributable to either stock awards subject to performance measures or performance shares is "qualified performance-based" compensation if all of the following requirements are satisfied: (i) the compensation is paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the award is made by a compensation committee consisting solely of two or more "outside directors;" (iii) the compensation committee certifies in writing prior to payment of the compensation that the performance goals and other material terms were in fact satisfied; and (iv) the material terms of the performance goal under which the compensation is to be paid is disclosed to and subsequently approved by the publicly held corporation's stockholders before any compensation is paid. Such material terms include the employees eligible to receive the compensation, a description of the business criteria on which the performance goal is based and either the maximum amount of compensation that could be paid to any employee or the formula used to calculate the amount of compensation to be paid to the employee if the performance goal is attained.

     The Compensation Committee consists solely of "outside directors," as defined for purposes of section 162(m) of the Code. The employees eligible to receive awards under the 1997 Long-Term Incentive Plan and the 1996 Long-Term Incentive Plan, the business criteria on which the performance goal may be based and the maximum compensation that can be paid if a performance goal is attained is described in each of the 1996 Long-Term Incentive Plan and 1997 Long-Term Incentive Plans, respectively. In addition, the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan were each approved by the stockholders of Whitehall at the 2000 annual meeting. Due to these and other reasons, Whitehall does not believe that the $1 million deduction limitation should have any effect on it in the near future. If the $1 million deduction limitation is expected to have any effect on Whitehall in the future, Whitehall will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

                                          THE COMPENSATION COMMITTEE OF
                                          THE BOARD OF DIRECTORS

                                          Jack A. Smith (Chairman)
                                          Daniel H. Levy
                                          Richard K. Berkowitz

PERFORMANCE GRAPH

     The rules of the Securities and Exchange Commission require each public company to include a performance graph comparing the cumulative total stockholder return on the company's common stock for the five preceding fiscal years, or such shorter period as the registrant's class of securities has been registered with the Securities and Exchange Commission, with the cumulative total returns of a broad equity market index and a peer group or similar index. The common stock traded on The Nasdaq Stock Market under the symbol "WHJI" from May 2, 1996 through January 26, 2000. On January 27, 2000, the common stock began trading on the New York Stock Exchange under the symbol "JWL." Accordingly, the performance graph included in this proxy statement shows the period from January 31, 1997 through the last trading day of the fiscal year which was January 31, 2002.

     The following chart graphs the performance of the cumulative total return to stockholders (stock price appreciation plus dividends) between January 31, 1997 and January 31, 2002 in comparison to The New York Stock Exchange Market Index and an index (the "Jewelry Stores Peer Group Index" or "JSPGI"). The retail jewelry store companies comprising the JSPGI are companies traded on The Nasdaq Stock Market, The New York Stock Exchange, The American Stock Exchange or over-the-counter who have listed their companies' SIC code as 5944 -- Jewelry Store. These companies include Whitehall, Dallas Gold and Silver Exchange, Inc., Finlay Enterprises, Inc., Friedman's Inc., Impulse Media Technologies Inc., Little Switzerland, Inc., Reeds Jewelers, Inc., Samuels Jewelers, Inc., SGD Holdings, Ltd., Signet Group PLC, Tangible Asset Galleries, Inc., Tiffany & Co. and Zale Corporation.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
      AMONG WHITEHALL JEWELLERS, INC., THE JEWELRY STORES PEER GROUP INDEX
                  AND THE NEW YORK STOCK EXCHANGE MARKET INDEX

PERFORMANCE CHART
---------------
Assumes $100 invested on January 31, 1997 in Whitehall's common stock, The Jewelry Stores Peer Group Index, and The NYSE Market Index. Cumulative total return assumes reinvestment of dividends.


                                        1/31/97   1/31/98   1/31/99   1/31/00   1/31/01   1/31/02
 Whitehall Jewellers, Inc.              100.00    161.23    153.49    339.94    116.45    217.56
 The Jewelry Peer Group Index           100.00    122.20    148.77    269.42    268.80    290.40
 NYSE Market Index                      100.00    125.40    150.52    156.27    169.42    150.02

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Whitehall's common stock as of April 26, 2002, by (i) each person who is known by Whitehall to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director of Whitehall, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of Whitehall as a group.

                                                                Amount of
                                                                Beneficial      Percent
                Name of Beneficial Owner(1)                     Ownership     of Class(2)
                ---------------------------                     ----------    -----------
5% Stockholders
Wasatch Advisors, Inc.(3)...................................    1,645,044          11.2%
150 Social Hall Avenue
Salt Lake City, UT 84111
Myron Kaplan(4).............................................    1,386,200           9.4%
P.O. Box 385
Leonia, NJ 07605
Westport Asset Management, Inc.(5)..........................    1,328,900           9.0%
253 Riverside Avenue
Westport, CT 06880
William Blair & Company, L.L.C.(6)..........................    1,224,090           8.3%
222 West Adams
Chicago, IL 60606
Directors and Executive Officers
Hugh M. Patinkin(7).........................................    1,958,887          12.5%
Matthew M. Patinkin(8)......................................      954,844           6.3%
John R. Desjardins(9).......................................      704,996           4.7%
Lynn D. Eisenheim(10).......................................      164,100           1.1%
Manny A. Brown(11)..........................................      113,754             *
Norman J. Patinkin(12)......................................       62,927             *
Jack A. Smith(13)...........................................       39,748             *
Richard K. Berkowitz(14)....................................       36,921             *
Daniel H. Levy(15)..........................................       36,880             *
All executive officers and directors as a group (10
  persons)..................................................    4,019,925          24.0%

-------------------------
  *  Less than 1%.

 (1) Except as set forth in the footnotes to this table, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

 (2) Applicable percentage of ownership is based on 14,717,344 shares of common stock outstanding on April 26, 2002. Where indicated in the footnotes, this table also includes common stock issuable pursuant to stock options exercisable within 60 days of the filing of this proxy statement.

 (3) Share information based solely on information contained on a Schedule 13G/A, dated February 14, 2002, filed with the Securities and Exchange Commission. This Schedule 13G/A indicates that Wasatch Advisors, Inc. has sole voting and investment power with respect to the reported shares.

 (4) Share information based solely on information contained on a Schedule 13G/A, dated January 29, 2002, filed with the Securities and Exchange Commission. This Schedule 13G/A indicates that Myron M. Kaplan has sole voting and investment power with respect to the reported shares.

 (5) Share information based solely on information contained on a Schedule 13G/A, dated February 15, 2002, filed with the Securities and Exchange Commission. This Schedule 13G/A indicates that Westport Asset Management, Inc., an investment adviser registered under section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to 149,250 of the reported shares, shared voting power with respect to 1,064,650 of the reported shares and shared investment power with respect to 1,179,650 of the reported shares. This Schedule 13G/A indicates that Westport Asset Management, Inc. disclaims beneficial ownership of such shares and disclaims the existence of a group.

 (6) Share information based solely on information contained on a Schedule 13G, dated February 15, 2002, filed with the Securities and Exchange Commission. This Schedule 13G indicates that William Blair & Company, L.L.C., a broker or dealer registered under section 15 of the Securities Exchange Act of 1934, as amended, and an investment advisor registered under section 203 of the Investment Advisors Act of 1940, has sole voting and investment power with respect to the reported shares.

 (7) Includes 995,981 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 388,440 shares beneficially owned by Hugh M. Patinkin, which shares are held by MJSB Investment Partners, L.P., a Delaware limited partnership, U/A/D 10/28/97 of which Hugh H. Patinkin is the sole managing agent of the partnership. Includes 54,677 shares held by Hugh M. Patinkin, Mark A. Patinkin, Matthew
     M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin, as Trustees of the Patinkin 1994 Grandchildren's Trust U/A/D 11/18/94, with respect to which shares Hugh M. Patinkin, Mark A. Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin share voting and investment power. Includes 1,312 shares of restricted stock granted on February 29, 2000, which restrictions lapse on March 1, 2003. Includes 3,840 shares of restricted stock granted on March 11, 2002, which restrictions lapse in three equal annual installments on March 11, 2003, March 11, 2004 and March 11, 2005. The mailing address of Hugh M. Patinkin is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (8) Includes 347,869 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 185,208 shares beneficially owned by Matthew M. Patinkin, which shares are held by Robin
     J. Patinkin and Debra Soffer, as Trustees of the Matthew M. Patinkin 1994 Family Trust U/A/D 12/19/94. Robin J. Patinkin and Debra Soffer have shared investment power with respect to such shares. Includes 24,969 shares held by Matthew M. Patinkin and Robin J. Patinkin, as Trustees of various trusts for the benefit of their children. Includes 13,281 shares held by Robin J. Patinkin, as Trustee of various trusts for the benefit of the children of Matthew M. Patinkin and Robin J. Patinkin, with respect to which shares Matthew M. Patinkin disclaims beneficial ownership because Robin J. Patinkin has sole voting and investment power with respect to such shares. Includes 54,677 shares held by Hugh M. Patinkin, Mark A. Patinkin, Matthew
     M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin, as Trustees of the Patinkin 1994 Grandchildren's Trust U/A/D 11/18/94, with respect to which shares Hugh M. Patinkin, Mark A. Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin share voting and investment power. Includes 852 shares of restricted stock granted on February 29, 2000, which restrictions lapse on March 1, 2003. Includes 1,896 shares of restricted stock granted on March 11, 2002, which restrictions lapse in three equal annual installments on March 11, 2003, March 11, 2004 and March 11, 2005. The mailing address of Matthew M. Patinkin is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (9) Includes 369,492 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 33,248 shares beneficially owned by John R. Desjardins, which shares are held by Cheryl Desjardins and Stephen Kendig, as Trustees of the John R. Desjardins 1995 Family Trust U/A/D 12/28/95. Cheryl Desjardins and Stephen Kendig have shared investment power with respect to such shares. Shares beneficially owned by Mr. Desjardins include shares allocated to his account in the ESOP (12,440 shares), as to which he shares voting power with the ESOP. The ESOP has sole investment power with respect to such shares. Includes 988 shares of restricted stock granted on February 29, 2000, which restrictions lapse on March 1, 2003. Includes 2,141 shares of restricted stock granted on March 11, 2002, which restrictions lapse in three equal annual installments on March 11, 2003, March 11, 2004 and March 11, 2005. The mailing address of John R. Desjardins is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(10) Includes 100,759 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Shares beneficially owned by Mr. Eisenheim include shares allocated to his account in the ESOP (3,350 shares) as to which he shares voting power with the ESOP. The ESOP has sole investment power with respect to such shares. Includes 698 shares of restricted stock granted on February 29, 2000, which restrictions lapse on March 1, 2003. Includes 1,580 shares of restricted stock granted on March 11, 2002, which restrictions lapse in three equal annual installments on March 11, 2003, March 11, 2004 and March 11, 2005. The mailing address of Lynn D. Eisenheim is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(11) Includes 110,466 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 750 shares owned by Marcy Brown, Mr. Brown's wife, in her self directed IRA account, with respect to which shares Manny A. Brown disclaims beneficial ownership. Includes 783 shares of restricted stock granted on February 29, 2000, which restrictions lapse on March 1, 2003. Includes 1,755 shares of restricted stock granted on March 11, 2002, which restrictions lapse in three equal annual installments on March 11, 2003, March 11, 2004 and March 11, 2005. The mailing address of Manny A. Brown is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(12) Includes 41,968 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 685 shares of restricted common stock which may not be sold or transferred until after March 11, 2003. The mailing address of Norman J. Patinkin is c/o United Marketing Group, L.L.C., 5724 North Pulaski, Chicago, Illinois 60647.

(13) Includes 18,414 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 685 shares of restricted common stock which may not be sold or transferred until after March 11, 2003. The mailing address for Jack A. Smith is 2875 NE 191st Street, Suite 402, Aventura, Florida 33180.

(14) Includes 29,087 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 685 shares of restricted common stock which may not be sold or transferred until after March 11, 2003. The mailing address for Richard K. Berkowitz is 3782 El Prado Blvd., Coconut Grove, Florida 33133

(15) Includes 29,046 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 685 shares of restricted common stock which may not be sold or transferred until after March 11, 2003. The mailing address for Daniel H. Levy is c/o Donnkenny, Inc., 1411 Broadway, New York, New York 10019.

SECTION 16 REPORTS

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder require Whitehall's directors and executive officers and persons who are deemed to own more than ten percent of the common stock, to file certain reports with the Securities and Exchange Commission with respect to their beneficial ownership of common stock. The reporting persons are also required to furnish Whitehall with copies of all section 16 reports they file.

     Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, Whitehall believes that during fiscal 2001 all section 16 filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Whitehall provides certain office services to Double P Corp., PDP LLC and CBN LLC or other companies, from time to time, which own and operate primarily mall-based snack food stores, and in which Messrs. H. Patinkin, Desjardins and
M. Patinkin own a majority equity interest. For these services, Double P Corp. pays Whitehall $500 per month. Messrs. H. Patinkin, Desjardins and M. Patinkin spend a limited amount of time providing services to Double P Corp., PDP LLC and CBN LLC. In several cases Whitehall and Double P Corp. have reached joint agreements to divide and separately lease contiguous mall space. Whitehall and Double P Corp. concurrently negotiated separately with the landlord to reach such a joint agreement. Since Whitehall's initial public offering, Whitehall's policy has required that the terms of any such leases must be approved by a majority of Whitehall's outside directors. Whitehall and Double P Corp. may conduct from time to time similar lease negotiations in the future.

                         REPORT BY THE AUDIT COMMITTEE

     This report is submitted by the Audit Committee of the Board of Directors.

     Audited Financial Statements. The Audit Committee has reviewed and discussed the audited financial statements for the year ended January 31, 2002 with Whitehall's management and PricewaterhouseCoopers LLP, Whitehall's independent auditors. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1 "Independence Discussion with Audit Committees" and has discussed with PricewaterhouseCoopers LLP their independence.

     The Audit Committee of the Board of Directors has considered whether the provision by PricewaterhouseCoopers LLP of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in Whitehall's annual report on Form 10-K for the year ended January 31, 2002.

                                   THE AUDIT COMMITTEE OF
                                   THE BOARD OF DIRECTORS
                                   Richard K. Berkowitz(Chairman)
                                   Daniel H. Levy
                                   Jack A. Smith

                    FEES PAID TO PRICEWATERHOUSECOOPERS LLP

AUDIT FEES

     PricewaterhouseCoopers LLP billed Whitehall aggregate fees of $193,000 for professional services rendered for the audit of Whitehall's annual financial statements for fiscal year 2001 and for reviews of the financial statements included in Whitehall's quarterly reports on Form 10-Q for the first three quarters of fiscal 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP did not render any financial information systems design or implementation services to Whitehall in fiscal 2001.

ALL OTHER FEES

     PricewaterhouseCoopers LLP billed Whitehall aggregate fees of $128,531 for other professional services rendered in fiscal 2001, including professional services primarily in connection with tax preparation, tax consultation, and employee benefit plan audits.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of PricewaterhouseCoopers LLP who served as Whitehall's independent public accountants for the last fiscal year, are expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised by stockholders at the annual meeting or submitted in writing prior thereto.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     The Securities and Exchange Commission and Whitehall's by-laws establish advance notice procedures for stockholder proposals to be brought before any annual meeting of stockholders, including proposed nominations of persons for election to the Board of Directors. Under SEC rules, proposals to be considered for inclusion in the proxy statement for the 2003 annual meeting must be received no later than January 10, 2003. Any proposal submitted must be in compliance with Rule 14a-8 of Regulation 14A of the Securities and Exchange Act of 1934, as amended. Whitehall's by-laws set forth additional requirements and procedures regarding the submission by stockholders of matters for consideration at the annual meeting, including a requirement that such proposals be given to the secretary in writing not later than 90 calendar days in advance of the anniversary date of the release of Whitehall's proxy statement to stockholders in connection with the preceding year's annual meeting. Accordingly, a shareholder proposal intended to be considered at the 2003 annual meeting must be received by the secretary prior to February 9, 2003. All proposals and nominations should be directed to Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: Secretary.

                            EXPENSES OF SOLICITATION

     Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by Whitehall officers, directors and regular employees of Whitehall, acting on its behalf, may also solicit proxies by telephone, facsimile transmission or personal interview. Whitehall will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of record by such persons. Whitehall has retained Georgeson Shareholder Communications, Inc. to aid in the solicitation of proxies for a fee of $5,500 plus reasonable out-of-pocket expenses.

                           ANNUAL REPORT ON FORM 10-K

     WHITEHALL WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2002, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO THE REPORT UPON PAYMENT OF A REASONABLE FEE THAT WILL NOT EXCEED WHITEHALL'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO WHITEHALL JEWELLERS, INC., 155 NORTH WACKER DRIVE, SUITE 500, CHICAGO, ILLINOIS 60606, TELEPHONE (312) 782-6800, ATTENTION:
JOHN R. DESJARDINS.

                                 OTHER BUSINESS

     It is not anticipated that any matter will be considered by the stockholders other than those set forth above, but if other matters are properly brought before the annual meeting, the persons named in the proxy will vote in accordance with their best judgment.

                                          By order of the Board of Directors,

                                          /s/ Hugh Patinkin

                                          Hugh M. Patinkin
                                          Chairman, Chief Executive Officer and
                                          President

                    ALL STOCKHOLDERS ARE URGED TO SIGN, DATE
                        AND MAIL THEIR PROXIES PROMPTLY.

                                                                       EXHIBIT I

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                          OF WHITEHALL JEWELLERS, INC.

I. PURPOSE

     The primary purpose of the Audit Committee is to assist the Board of Directors (the "Board") of Whitehall Jewellers, Inc. (the "Company") in fulfilling its oversight responsibilities with respect to financial reports and other financial information. In this regard, the Audit Committee is to:

          1. Serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems;

          2. Serve, together with the Board, as the ultimate authority to which the independent auditor (the "Independent Auditor") and internal auditing ("Internal Audit") are accountable, and have, together with the Board, the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Auditor (or to nominate the Independent Auditor to be proposed for shareholder approval in any proxy statement);

          3. Review the audit efforts of the Independent Auditor and Internal Audit; and

          4. Provide an open avenue of communication among the Independent Auditor, financial and senior management, Internal Audit, and the Board.

II. COMPOSITION AND EXPERTISE

          1. Members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange and any other market or markets, if any, on which the securities of the Company or any of its subsidiaries are traded. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee will be made by the Board.

          2. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified. Unless a Chair is designated by the full Board, the members of the Audit Committee may elect a Chair by majority vote.

III. DUTIES AND RESPONSIBILITIES

     The Audit Committee shall:

Documents/Reports Review

     1. Review the adequacy of this Charter at least annually and at such other intervals as the Audit Committee or the Board determines.

     2. Review and discuss with management prior to its public issuance, the audited and quarterly financial statements.

     3. Review reports to management prepared by the Independent Auditor or Internal Audit and any responses to the same by management.

                              INDEPENDENT AUDITOR

     4. Review and recommend to the Board: (i) the selection of the Independent Auditor to audit the books, records and accounts of the Company, and (ii) the approval of the fees and other compensation of the Independent Auditor.

     5. Review and discuss with the Independent Auditor all significant relationships that the auditor and its affiliates have with the Company and its affiliates in order to evaluate the auditor's independence. The Audit Committee shall: (i) request, receive and review on a periodic basis, a formal written statement from the Independent Auditor delineating all relationships between the Independent Auditor and the company,

(ii) discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor and (iii) recommend that the Board of Directors take appropriate action in response to the Independent Auditor's report to satisfy itself of the Independent Auditor's independence.

                          FINANCIAL REPORTING PROCESS

     6. Consider whether the provision by the Independent Auditor of non-audit services, if any, is compatible with maintaining the Independent Auditor's independence from the Company and management.

     7. Review the financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and Internal Audit.

     8. Review the Independent Auditor's judgment about the quality and appropriateness of accounting principles as applied in financial reporting.

     9. Consider and, if appropriate, recommend to the Board significant changes to auditing and accounting principles and practices as suggested by the Independent Auditor, management or Internal Audit.

Process Improvement

     10. Review reports to the Audit Committee by each of management, the Independent Auditor and Internal Audit regarding any significant judgments made in management's preparation of financial statements and the view of each as to the appropriateness of such judgments.

     11. Review with each of management, the Independent Auditor and Internal Audit any significant difficulties encountered during the course of each audit.

     12. Review any significant disagreement among management, the Independent Auditor and Internal Audit in connection with the preparation of the financial statements.

     13. Review with the Independent Auditor, Internal Audit and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.

Other

     14. Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

     15. Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

     16. Review, with the Company's counsel, legal compliance matters or any legal matter that could have a significant impact on the organization's financial statements.

     17. Perform such other activities, consistent with this Charter, the Company's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     18. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, among management, the Independent Auditor or Internal Audit or to assure compliance with laws and regulations.

Adopted: June 6, 2001

                                                                      EXHIBIT II

                  SECOND RESTATED CERTIFICATE OF INCORPORATION
                          OF WHITEHALL JEWELLERS, INC.
                      (INCORPORATED ON NOVEMBER 20, 1947)

     WHITEHALL JEWELLERS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

          FIRST: Pursuant to Section 245 and 242 of the General Corporation Law of the State of Delaware (the "Delaware Law"), the Restated Certificate of Incorporation and all amendments thereto of WHITEHALL JEWELLERS, INC., a Delaware corporation (the "Corporation"), is hereby restated and amended to read in its entirety as follows:

           "SECOND RESTATED CERTIFICATE OF INCORPORATION"

             FIRST: The name of the Corporation is WHITEHALL JEWELLERS, INC. The name under which the Corporation was originally incorporated was MARKS BROS. JEWELERS, INC.

             SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

             THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

             FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 62,026,026 of which 60,000,000 shares shall be Common Stock with a par value of $0.001 per share (the "Common Stock"); of which 26,026 shall be Class B Common Stock with a par value of $1.00 per share (the "Class B Common Stock"); and of which 2,000,000 shares shall be Preferred Stock with a par value of $0.001 per share, issuable in series (the "Preferred Stock"), consisting of 309,183 shares of Series A Junior Participating Preferred Stock with a par value of $0.001 per share.

     The designations and the powers, preferences and rights of the capital stock and the qualifications, limitations or restrictions thereof are as follows:

     A. COMMON STOCK PROVISIONS

          1. Voting Rights. Except as otherwise required by law or expressly provided herein, the holder of each share of Common Stock shall have one vote on each matter submitted to a vote of the stockholders of the Corporation.

          2. Dividend Rights. Subject to provisions of law and preferences of the Class B Common Stock and any Preferred Stock and except as otherwise provided herein, the holders of the Common Stock shall be entitled to receive dividends at such times and in such amounts as may be determined by the Board of Directors of the Corporation.

          3. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of any Preferred Stock and Class B Common Stock shall be entitled upon liquidation, the holders of Common Stock and holders of Class B Common Stock shall be entitled to share ratably in the remaining assets of the Corporation.

     B. CLASS B COMMON STOCK PROVISIONS

     1. Voting Rights. Except as otherwise required by law, each share of Class B Common Stock shall entitle the holder thereof to 35.42083833 votes on each matter submitted to a vote of the stockholders of the

Corporation. Except as otherwise required by law, the holders of shares of Common Stock and Class B Common Stock shall vote together and not as separate classes.

     2. Dividends. (a) The holders of shares of Class B Common Stock shall be entitled to receive dividends at the rate of $130.00 per annum per share, if and when declared payable by the Board of Directors, from funds legally available therefor, subject to the limitation set forth below. Such dividends shall be payable each Class B Year (as defined below) commencing March 4, 1988 for a period of eight (8) years (the "Class B Period") to holders of record on the respective dates fixed for the purpose by the Board of Directors in advance of payment of each dividend. A "Class B Year" shall be defined as the 365 day period commencing March 4, 1988 and each 365 (or, where appropriate, 366) day period commencing on each succeeding March 4 to and including March 4, 1995. Dividends with respect to shares of Class B Common Stock shall accrue from the date of issue thereof; provided, however, that in no event shall the aggregate amount of all accrued unpaid dividends be in excess of the then outstanding aggregate unpaid principal amount of the Trust Loans (as defined in the Secured Term Loan Agreement dated as of March 9, 1988 between the Corporation and Marks Bros. Jewelers, Inc. Employee Stock Ownership Trust, as amended by Amendment of Secured Term Loan Agreement dated as of November 6, 1989 and as further amended by Second Amendment to Secured Term Loan Agreement dated as of October 31,
1992), nor shall accrued unpaid dividends with respect to any share of Class B Common Stock be in excess of an amount equal to the then outstanding aggregate unpaid principal amount of such Trust Loans divided by an amount equal to the number of shares of Class B Common Stock outstanding at such time. Subject to the foregoing, if dividends shall not have been paid, or declared and set apart for payment, upon all outstanding shares of Class B Common Stock at the aforesaid rate, such deficiency shall be cumulative in full (and thereby accumulate). Accumulation of dividends on the Class B Common Stock shall not bear interest. The dividend described in this Subparagraph (a) is hereinafter referred to as the "Preferential Cumulative Dividends."

     (b) No dividend or distribution, whether in cash, stock or other property, shall be paid on any date on or in respect of the Common Stock unless and until a dividend that is proportionately of equal or greater amount or value per share has been paid on such date in respect of the Class B Common Stock. No dividend or distribution (other than distributions or dividends in the form of stock or the right to receive or acquire stock) shall be paid on any date on or in respect of the Common Stock unless all dividends accumulated and unpaid as of said date on the Class B Common Stock shall have been paid.

     3. Liquidation Rights. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class B Common Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders before any payment or declaration and setting apart for payment of any amount shall be made in respect of the Common Stock, an amount equal to the Preferential Cumulative Dividends accumulated and unpaid thereon to the date fixed for final distribution in such dissolution, liquidation or winding up (the "Class B Preferred Amount"). For purposes of this Subsection 3, the merger (except for a merger in which the Corporation is the surviving corporation and the holders of at least a majority of the voting power of the Corporation prior to such merger hold at least a majority of the voting power of the Corporation after such merger) or consolidation of the Corporation or the sale of all or substantially all of the Corporation's assets shall be deemed to a liquidation, dissolution or winding up of the Corporation. If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed to the stockholders of the Corporation shall be insufficient to permit the payment to holders of Class B Common Stock of the full preferential amount provided in this Subsection 3, then the assets of the Corporation available for such distribution shall be distributed ratably among the holders of Class B Common Stock according to the amounts which would be payable in respect of the shares of such stock held by them upon distribution if all amounts payable on or with respect to such shares were paid in full. After the payment to the holders of the Class B Common Stock of the full preferential amount provided for this Subsection 3, the holders of the Class B Common Stock shall be entitled to share ratably with the Common Stock in the remaining assets of the Corporation.

     4. Status of Acquired Shares. Shares of Class B Common Stock which shall at any time be redeemed, purchased or otherwise acquired by the Corporation shall not be reissued and all such shares of Class B Common Stock shall be retired.

     B. PREFERRED STOCK

     1. Authorization. The Board of Directors of the Corporation is authorized to issue the Preferred Stock in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Second Restated Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

     2. Provisions. The Board of Directors is expressly authorized to fix and determine as to each series established:

          (a) the maximum number of shares to constitute such series and the distinctive designation thereof;

          (b) the dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or noncumulative;

          (c) whether the shares of such series shall be subject to redemption by the Corporation or by the holders thereof and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

          (d) the rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;

          (e) whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

          (f) the terms and conditions on which shares may be converted or exchanged; if the shares of such series are issued with the privilege of conversion or exchange;

          (g) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights;

          (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, Common Stock or any other class or classes of capital stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation;

          (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional capital stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series as to dividends or upon liquidation; and

          (j) such other preferences, powers, qualifications, rights and privileges, all as the Board of Directors may deem advisable and are not inconsistent with law and the provisions of this Second Restated Certificate of Incorporation.

     Such preferences, powers, relative participating, optional or other special rights and qualifications, limitations or restrictions thereof shall be stated in a resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions (a "Certificate of Designation") shall be filed in accordance with the General Corporation Law of the State of Delaware.

     3. Liquidation, Dissolution or Winding Up. Except as otherwise set forth in this Second Restated Certificate of Incorporation, in the event of any liquidation, dissolution or winding up of the Corporation, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any class or classes of capital stock of the Corporation ranking junior to the Preferred Stock upon liquidation, the holders of the shares of the Preferred Stock shall be entitled to receive payment at the rate fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series, plus (if dividends on shares of such series of Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders; but they shall be entitled to no further payment. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or the proceeds thereof, distributable among the holders of the shares of the Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full.

     4. Voting Rights. Except as shall be otherwise stated and expressed herein or in the resolution or resolutions of the Board of Directors providing for the issue of any series and except as otherwise required by law, the holders of shares of Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders.

     5. Series A Junior Participating Preferred Stock.

     5.1 Designation of Series; Number of Shares. A total of 309,183 shares of the Corporation's Preferred Stock shall be designated the "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock"). Such number of authorized shares may be increased or decreased, from time to time, by resolution or resolutions of the Board of Directors; provided, however, that no such decrease shall reduce the number of authorized shares of the Series A Preferred Stock to a number less than the number of shares of the Series A Preferred Stock then outstanding, plus the number of shares of the Series A Preferred Stock then reserved for issuance upon the exercise of any outstanding options, warrants or rights or the exercise of any conversion or exchange privilege contained in any outstanding security issued by the Corporation.

     5.2. Dividends and Distributions.

     (a) Subject to the rights of the holders of shares of any other series of the Preferred Stock (or shares of any other class of capital stock of the Corporation) ranking senior to the Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock, in preference to the holders of shares of Common Stock, the Class B Common Stock and of any other class of capital stock of the Corporation ranking junior to the Series A Preferred Stock with respect to dividends, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, quarterly dividends payable in cash on the first day of March, June, September, and December in each year (each such date being a "Dividend Payment Date"), commencing on the first Dividend Payment Date after the initial issuance of a share or fractional share of the Series A Preferred Stock, in an amount per share (rounded to the nearest whole cent) equal to 150 times the aggregate per share amount of all cash dividends, plus 150 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a distribution in connection with the subdivision of the outstanding shares of Common Stock, by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the initial issuance of a share or fractional share of the Series A Preferred Stock. The multiple of 150 (the "Dividend Multiple") set forth in the preceding sentence shall be adjusted from time to time as hereinafter provided in this paragraph (a). In the event that the Corporation shall at any time after the effective date of this Second Restated Certificate of Incorporation (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or (ii) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the Dividend Multiple thereafter applicable to the determination of the amount of dividends per share which the holders of shares of the Series A Preferred Stock shall be entitled to receive shall be the Dividend Multiple in effect immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common

Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

     (b) The Board of Directors shall declare, out of funds legally available therefor, a dividend or distribution on the Series A Preferred Stock, as provided in paragraph (a) of this Section 5.2, immediately after it has declared a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

     (c) Dividends shall begin to accrue and be cumulative on the outstanding shares of the Series A Preferred Stock from the Dividend Payment Date next preceding the date of issuance of such shares, unless such date of issuance shall be prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issuance of such shares, or unless such date of issuance shall be after the close of business on the record date with respect to any Dividend Payment Date and on or prior to such Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of the Series A Preferred Stock in an amount less than the total amount of dividends then accrued shall be allocated pro rata among such shares. The Board of Directors may fix a record date for the determination of the holders of shares of the Series A Preferred Stock entitled to receive payment of any dividend or distribution declared thereon, which record date shall be not more than the number of days prior to the date fixed for such payment permitted by applicable law.

     5.3 Voting Rights. In addition to any other voting rights required by applicable law, the holders of shares of the Series A Preferred Stock shall have the following voting rights:

          (a) Each share of the Series A Preferred Stock shall entitle the holder thereof to 150 votes on all matters submitted to a vote of the stockholders of the Corporation. The multiple of 150 (the "Voting Multiple") set forth in the preceding sentence shall be adjusted from time to time as hereinafter provided in this paragraph (a). In the event that the Corporation shall at any time after the effective date of this Second Restated Certificate of Incorporation (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or (ii) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the Voting Multiple thereafter applicable to the determination of the number of votes per share to which the holders of shares of the Series A Preferred Stock shall be entitled shall be the Voting Multiple in effect immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

          (b) Except as otherwise provided in this Section 5, in any Certificate of Designations establishing another series of the Preferred Stock (or any series of any other class of capital stock of the Corporation) or by applicable law, the holders of the Series A Preferred Stock, the holders of the Common Stock and the holders of any other class of capital stock of the Corporation having general voting rights shall vote together as a single class on all matters submitted to a vote of the stockholders of the Corporation.

          (c) Except as otherwise provided in this Section 5 or by applicable law, the holders of the Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent provided in paragraph (b) of this Section 5.3) for the taking of any corporate action.

     5.4. Certain Restrictions.

     (a) Whenever dividends or other distributions payable on the Series A Preferred Stock as provided in Section 5 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of the Series A Preferred Stock shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends, or make any other distributions, on any shares of any class of capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of any class of capital stock of the Corporation ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are accrued and unpaid in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem, purchase or otherwise acquire for consideration any shares of any class of capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock, except that the Corporation may at any time redeem, purchase or otherwise acquire any shares of such junior stock in exchange for other shares of any class of capital stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up of the Corporation) to the Series A Preferred Stock; or

          (iv) purchase or otherwise acquire for consideration any shares of the Series A Preferred Stock or any shares of any class of capital stock of the Corporation ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, or redeem any shares of such parity stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to the holders of all such shares upon such terms and conditions as the Board of Directors, after taking into consideration the respective annual dividend rates and the other relative powers, preferences and rights of the respective series and classes of such shares, shall determine in good faith will result in fair and equitable treatment among the respective holders of shares of all such series and classes.

     (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of any class of capital stock of the Corporation unless the Corporation could, under paragraph
(a) of this Section 5.4, purchase or otherwise acquire such shares at such time and in such manner.

     5.5. Reacquired Shares. Any shares of the Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after such purchase or acquisition. All such canceled shares shall thereupon become authorized and unissued shares of Preferred Stock and may be reissued as part of any new series of the Preferred Stock, subject to the conditions and restrictions on issuance set forth in this Second Restated Certificate of Incorporation of the Corporation, as amended from time to time, in any Certificate of Designations establishing another series of the Preferred Stock (or any series of any other class of capital stock of the Corporation) or in any applicable law.

     5.6. Liquidation, Dissolution or Winding Up. Upon any liquidation (whether voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of any class of capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) to the Series A Preferred Stock unless, prior thereto, the holder of each outstanding share of the Series A Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to an aggregate amount, subject to adjustment as hereinafter provided in this Section 5.6, equal to 150 times the aggregate per share amount to be distributed to the holders of the Common Stock or (b) to the holders of shares of any class of capital stock of the Corporation ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up of the Corporation) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event that the Corporation shall at any time after the effective date of this Second Restated Certificate of Incorporation (a) declare or pay any dividend on the Common Stock payable in shares of Common Stock or (b) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the aggregate amount per share which the holders of shares of the Series A Preferred Stock shall thereafter be entitled to receive pursuant to clause (a)(ii) of the preceding sentence shall be the aggregate amount per share in effect pursuant to such clause immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

     5.7. Consolidation, Merger, etc. In the event that the Corporation shall be a party to any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are converted or changed into or exchanged for other capital stock, securities, cash or other property, or any combination thereof, then, in each such case, each share of the Series A Preferred Stock shall at the same time be similarly converted or changed into or exchanged for an aggregate amount, subject to adjustment as hereinafter provided in this Section 5.7, equal to 150 times the aggregate amount of capital stock, securities, cash and/or other property (payable in kind), as the case may be, into which or for which each share of Common Stock is being converted or changed or exchanged. In the event that the Corporation shall at any time after the effective date of this Second Restated Certificate of Incorporation (a) declare or pay any dividend on the Common Stock payable in shares of Common Stock or (b) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the aggregate amount per share which the holders of shares of the Series A Preferred Stock shall thereafter be entitled to receive pursuant to the preceding sentence shall be the aggregate amount per share in effect pursuant to such sentence immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

     5.8. No Redemption. The shares of the Series A Preferred Stock shall not be redeemable at any time.

     5.9. Rank. Unless otherwise provided in the Certificate of Designations establishing another series of the Preferred Stock, the Series A Preferred Stock shall rank, as to the payment of dividends and the making of any other distribution of assets of the Corporation, senior to the Common Stock and Class B Common Stock, but junior to all other series of the Preferred Stock.

     5.10. Amendments. This Second Restated Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences and rights of the Series A Preferred Stock so as to adversely affect any thereof without the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock, voting separately as a single class.

     5.11. Fractional Shares. Fractional shares of the Series A Preferred Stock may be issued, but, unless the Board of Directors shall otherwise determine, only in multiples of one one-hundredth of a share. The holder of any fractional share of the Series A Preferred Stock shall be entitled to receive dividends, participate in distributions, exercise voting rights and have the benefit of all other powers, preferences and rights relating to the Series A Preferred Stock in the same proportion as such fractional share bears to a whole share.

     FIFTH: The Corporation is to have perpetual existence.

     SIXTH: The following provisions are included for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Board of Directors and stockholders:

          1. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-laws of the Corporation, subject to any limitation thereof contained in the By-laws. The stockholders shall also have the power to adopt, amend or repeal the By-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Restated Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the By-laws of the Corporation.

          2. The stockholders of the Corporation may not take any action by written consent in lieu of a meeting.

          3. Special meetings of stockholders may be called at any time only by the Chairman of the Board of Directors, the President or a majority of the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

          4. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

          5. Election of directors need not be by written ballot unless the By-laws of the Corporation so provide.

     SEVENTH:

     1. Number of Directors. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of a majority of the Board of Directors. The number of directors may be decreased at any time and from time to time by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the Corporation.

     2. Classes of Directors. The Board of Directors shall be divided into three classes: Class I, Class II and Class III. No one class shall have more than one director more than any other class.

     3. Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected.

     4. Allocation of Directors Among Classes in the Event of Increases or Decreases in the Number of Directors. In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as director of the class of which he or she is a member until the expiration of such director's current term or his or her prior death, retirement or resignation and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing, any newly created directorships shall be added to those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, though less than a quorum. No decrease in the number of directors constituting the whole Board of Directors shall shorten the term of an incumbent director.

     5. Removal. Any one or more or all of the directors may be removed only with cause, and then only by the holders of at least a majority of the shares then entitled to vote at an election of directors.

     6. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided in the By-laws of the Corporation.

     EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the General Corporation Law of the State of Delaware, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. Any repeal or modification of this Article Eighth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     NINTH: Each person who is or was a director or officer of the Corporation, and each person who serves or served at the request of the Corporation as a director or officer of another enterprise, shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the General Corporation Law of Delaware as it may be in effect from time to time. The right of indemnity provided herein shall not be deemed exclusive of any other rights to which any person may be entitled under any By-law, agreement, vote of stockholders or directors, or otherwise. The Corporation may provide indemnification to any such person, by agreement or otherwise, on such terms and conditions as the Board of Directors may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise differ from those set forth herein. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation regarding the manner and conditions under which indemnification shall be provided hereunder by the Corporation and the extent thereof from time to time as deemed appropriate by the Board of Directors in the best interests of the Corporation.

     TENTH: The Board of Directors of the Corporation, when evaluating any offer of another party to (a) make a tender or exchange offer for any equity security of the Corporation; (b) merge or consolidate the Corporation with another Corporation; or (c) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation may, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its stockholders, give due consideration to all factors the directors deem relevant, including without limitation (i) the effects upon the employees, suppliers, customers, creditors and others having similar relations with the Corporation, upon the communities in which the Corporation conducts its business or on such other constituencies of the Corporation as the Board of Directors considers relevant under the circumstances; (ii) not only the consideration being offered (after taking into account taxes) in relation to the then current market price for the Corporation's outstanding shares of capital stock, but also the Board of Directors' estimate of the future value of the Corporation (including the unrealized value of its properties and assets) as an independent going concern; (iii) the purpose of the Corporation, and any of its subsidiaries, to provide quality products and services on a long term basis;
(iv) whether the proposed transaction might violate federal or state laws; and
(v) the long-term as well as short-term interests of the Corporation and its stockholders, including the possibility that such interests may be best served by the continued independence of the Corporation. If, on the basis of such factors, the Board of Directors so determines that a proposal or offer to acquire or merge the Corporation, or to sell its assets, is not in the best interests of the Corporation, it may reject the proposal or offer. If the Board of Directors determines to reject any such proposal or sale, the Board of Directors shall have no obligation to facilitate, to remove any barriers to, or to refrain from impeding the proposal or offer except as may be required by applicable law. Except to the extent required by applicable law, the consideration of any or all of such factors shall not be a violation of the business judgment rule or of any duty of the directors to the stockholders or a group of stockholders, even if the directors reasonably determine that any such factor or factors outweigh the financial or other benefits to the Corporation or a shareholder or group of stockholders.

     ELEVENTH: The Corporation has elected to be governed by Section 203 of the General Corporation Law of Delaware.

     TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation; provided, however, that, in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Second Restated Certificate of Incorporation, but in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law, this Second Restated Certificate of Incorporation or a Certificate of Designation with respect to a series of Preferred Stock, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least seventy-five percent (75%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to (i) reduce or eliminate the number of authorized shares of any capital stock set forth in Article Fourth or (ii) amend or repeal or adopt any provision inconsistent with Articles Fourth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, and this Article Twelfth of this Second Restated Certificate of Incorporation."

          SECOND: The Board of Directors of the Corporation duly adopted, approved and consented to resolutions, without a meeting pursuant to
     Section 141(f) of the Delaware Law, proposing and approving each of the amendments to the Restated Certificate of Incorporation of the Corporation included and incorporated in this Second Restated Certificate of Incorporation and directing that such amendments be submitted to the stockholders of the Corporation to consider and adopt the same at the Annual Meeting of Stockholders of the Corporation held on June 11, 2002.

          THIRD: Pursuant to Sections 242 and 245 of the Delaware Law, each of the amendments to the Restated Certificate of Incorporation included and incorporated in this Second Restated Certificate of Incorporation have been adopted by a majority of the holders of the voting power of all shares of capital stock of the Corporation entitled to vote thereon at the Annual Meeting of Stockholders of the Corporation held on June 11, 2002.

          FOURTH: This Second Restated Certificate of Incorporation was duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, WHITEHALL JEWELLERS, INC. has caused this Certificate to be signed by its Chairman, Chief Executive Officer and President, and its
corporate seal to be hereunto affixed and attested by its Secretary this   day
of           , 2002.

                                          WHITEHALL JEWELLERS, INC.

                                          By:
                                            ------------------------------------
                                            Hugh M. Patinkin
                                            Chairman, Chief Executive Officer
                                            and President
[SEAL]

ATTEST:

---------------------------------------------------------
John R. Desjardins
Secretary

                                                                     EXHIBIT III

                           WHITEHALL JEWELLERS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

     1. PURPOSE. The purpose of the Whitehall Jewellers, Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of Whitehall Jewellers, Inc., a Delaware corporation (the "Company"), and its Subsidiary Companies (as defined below) added incentive to remain employed by such companies and to encourage increased efforts to promote the best interests of such companies by permitting eligible employees to purchase shares of common stock, par value $.001 per share, of the Company ("Common Stock") at below-market prices. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, the term "Subsidiary Companies" shall mean all corporations which are subsidiary corporations (within the meaning of Section 424(f) of the Code) and of which the Company is the common parent. The Company and its Subsidiary Companies that, from time to time, adopt the Plan are sometimes hereinafter called collectively the "Participating Companies."

     2. ELIGIBILITY. Participation in the Plan shall be open to each employee of the Participating Companies who satisfies all of the following conditions (an "Eligible Employee"):

          (a) such employee's customary employment is for more than 20 hours per week;

          (b) such employee's customary employment is for more than 5 months per calendar year; and

          (c) such employee has been continuously employed by the Participating Companies for at least 6 consecutive months.

No right to purchase Common Stock hereunder shall accrue under the Plan in favor of any person who is not an Eligible Employee as of the first day of a Purchase Period (as defined in Section 3). Notwithstanding anything contained in the Plan to the contrary, no Eligible Employee shall acquire a right to purchase Common Stock hereunder if (i) immediately after receiving such right, such employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Company (including any stock attributable to such employee under section 424(d) of the Code), or (ii) for any calendar year such right would permit such employee's aggregate rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Companies exercisable during such calendar year to accrue at a rate which exceeds $25,000 of fair market value of such stock for such calendar year.

     3. EFFECTIVE DATE OF PLAN; PURCHASE PERIODS. The Plan shall become effective on September 1, 2001 or on such later date as may be specified by the Committee (as defined in Section 11). The Plan shall cease to be effective unless, within 12 months before or after the date of its adoption by the Board of Directors of the Company (the "Board"), it has been approved by the shareholders of the Company.

     A "Purchase Period" shall consist of the three month period beginning on the effective date and each three month period beginning three months, six months, nine months and twelve months after the effective date as well as the three month periods beginning on the anniversaries of such three month periods and prior to termination of the Plan.

     4. BASIS OF PARTICIPATION. (A) PAYROLL DEDUCTION. Each Eligible Employee shall be entitled to enroll in the Plan as of the first day of any Purchase Period which begins on or after such employee has become an Eligible Employee.

     To enroll in the Plan, an Eligible Employee shall make a request to the Company or its designated agent at the time and in the manner specified by the Committee, specifying the amount of payroll deduction to be applied to the compensation paid to the employee by the employee's employer while the employee is a participant in the Plan. The amount of each payroll deduction specified in such request for each such payroll period shall be a whole percentage amount, unless otherwise determined by the Committee, of the participant's compensation (before withholding or other deductions) paid to him or her during the Purchase
                                      III-1

Period by any of the Participating Companies, provided that the deduction for each pay period shall not be less than $20 and not more than the amount or percentage determined by the Committee. Subject to compliance with applicable rules prescribed by the Committee, the request shall become effective on the first day of the Purchase Period following the day the Company or its designated agent receives such request.

     Payroll deductions (and any other amount paid under the Plan) shall be made for each participant in accordance with such participant's request until such participant's participation in the Plan terminates, such participant's payroll deductions are suspended, such participant's request is revised or the Plan terminates, all as hereinafter provided.

     A participant may change the amount of his or her payroll deduction effective as of the first day of any Purchase Period by so directing the Company or its designated agent at the time and in the manner specified by the Committee. A participant may not change the amount of his or her payroll deduction effective as of any date other than the first day of a Purchase Period, except that a participant may elect to suspend his or her payroll deduction under the Plan as provided in Section 7.

     Payroll deductions for each participant shall be credited to a purchase account established on behalf of the participant on the books of the participant's employer or such employer's designated agent (a "Purchase Account"). As of the first business day of the month immediately following the end of each Purchase Period (the "Exercise Date"), the amount in each participant's Purchase Account will be applied to the purchase of the number of whole shares of Common Stock determined by dividing such amount by the Purchase Price (as defined in Section 5) for such Exercise Date. No interest shall accrue at any time for any amount credited to a Purchase Account of a participant.

     (B) OTHER METHODS OF PARTICIPATION. The Committee may, in its discretion, establish additional procedures whereby Eligible Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. Such other methods of participating shall be subject to such rules and conditions as the Committee may establish. The Committee may at any time amend, suspend or terminate any participation procedures established pursuant to this paragraph without prior notice to any participant or Eligible Employee.

     5. PURCHASE PRICE. The purchase price (the "Purchase Price") per share of Common Stock hereunder for any Exercise Date (as defined in Section 4) shall be 90% of the fair market value of a share of Common Stock on the Exercise Date. If such sum results in a fraction of one cent, the Purchase Price shall be increased to the next higher full cent. For purposes of the Plan, unless otherwise determined by the Committee, the fair market value of a share of Common Stock on a given day shall be the closing price of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined, or, if the New York Stock Exchange is not open for trading on such date, the fair market value of a share of Common Stock shall be the closing price of a share of Common Stock on the next preceding date for which transactions were reported. In no event, however, shall the Purchase Price be less than the par value of a share of Common Stock.

     6. ISSUANCE OF STOCK. The Common Stock purchased by each participant shall be issued in book entry form and shall be considered to be issued and outstanding to such participant's credit as of the close of business on the Exercise Date (as defined in Section 4). A participant will be issued a certificate for his or her shares of Common Stock when the participant's participation in the Plan has been terminated in accordance with Section 7, the Plan is terminated or upon request, but, in the last case, only in denominations of at least 25 shares. After each Exercise Date, information will be made available to each participant regarding the entries made to such participant's Purchase Account, the number of shares of Common Stock purchased and the applicable Purchase Price.

     The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Company, and the Committee may use electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a

                                      III-2
designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.

     7. TERMINATION OF PARTICIPATION. (a) Suspension of Payroll Deduction. A participant may elect at any time and in the manner specified by the Committee to suspend his or her payroll deduction under the Plan, provided such election is received by the Company or its designated agent prior to the date specified by the Committee for suspension of payroll deduction with respect to the Purchase Period for which such termination is to be effective. Upon any suspension of participation, the participant's payroll deductions shall cease and, if the participant elects, the cash credited to such participant's Purchase Account on the date of such suspension shall be delivered as soon as practicable to such participant. If the participant does not elect to receive such cash, such cash shall be applied to the purchase of shares of Common Stock, as described in Sections 4, 5 and 6 hereof. A participant who elects to suspend participation in the Plan shall be permitted to resume participation in the Plan by making a new request at the time and in the manner described in Section 4 hereof.

     (b) Termination of Participation. If the participant dies, terminates employment with the Participating Companies for any reason, or otherwise ceases to be an Eligible Employee, such participant's participation in the Plan shall immediately terminate. Upon such terminating event, the cash credited to such participant's Purchase Account on the date of such termination shall be delivered promptly to such participant or his or her legal representative, as the case may be, and certificates for the number of full shares of Common Stock held for his or her benefit and the cash equivalent for any fractional share so held shall be delivered to the participant as soon as practicable after such termination. Such cash equivalent shall be determined by multiplying the fractional share by the fair market value of a share of Common Stock on the Exercise Date (as defined in Section 4) immediately preceding such termination, determined as provided in Section 5.

     8. TERMINATION OR AMENDMENT OF THE PLAN. The Company, by action of the Board or the Committee, may terminate the Plan at any time, in which case notice of such termination shall be given to all participants, but any failure to give such notice shall not impair the effectiveness of the termination.

     Without any action being required, the Plan shall terminate in any event when the maximum number of shares of Common Stock to be sold under the Plan (as provided in Section 12) has been purchased. Such termination shall not impair any rights which under the Plan shall have vested on or prior to the date of such termination. If at any time the number of shares of Common Stock remaining available for purchase under the Plan are not sufficient to satisfy all then-outstanding purchase rights, the Board or Committee may determine an equitable basis of apportioning available shares of Common Stock among all participants.

     The Board or the Committee may amend the Plan from time to time in any respect for any reason; provided, however, no such amendment shall (a) materially adversely affect any purchase rights outstanding under the Plan with respect to the Purchase Period in which such amendment is to be effected, (b) increase the maximum number of shares of Common Stock which may be purchased under the Plan, (c) decrease the Purchase Price of a share of Common Stock with respect to any Purchase Period below 85% of the fair market value thereof on the Exercise Date or (d) adversely affect the qualification of the Plan under section 423 of the Code.

     Upon termination of the Plan, one or more certificates for the number of full shares of Common Stock held for each participant's benefit and the cash equivalent of any fractional share so held, determined as provided in Section 7 shall be delivered to such participant as soon as practicable after the Plan terminates, and, except as otherwise provided in Section 14, the cash, if any, credited to the such participant's Purchase Account, shall also be distributed to such participant as soon as practicable after the Plan terminates.

     9. NON-TRANSFERABILITY. Rights acquired under the Plan are not transferable and may be exercised only by a participant.

     10. SHAREHOLDER'S RIGHTS. No Eligible Employee or participant shall by reason of the Plan have any rights of a shareholder of the Company until he or she shall acquire a share of Common Stock as herein provided.

                                      III-3

     11. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee (the "Committee") designated by the Board. In addition to the power to amend or terminate the Plan pursuant to Section 8, the Committee shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any participant and any other employee of the Company.

     The Plan shall be administered so as to ensure that all participants have the same rights and privileges as are provided by section 423(b)(5) of the Code.

     12. MAXIMUM NUMBER OF SHARES. The maximum number of shares of Common Stock which may be purchased under the Plan is 500,000, subject to adjustment as hereinafter set forth. Shares of Common Stock sold hereunder may be treasury shares, authorized and unissued shares, shares purchased for participants in the open market (on an exchange or in negotiated transactions) or any combination thereof. If the Company shall, at any time after the effective date of the Plan, change its issued Common Stock into an increased number of shares, with or without par value, through a stock dividend or a stock split, or into a decreased number of shares, with or without par value, through a combination of shares, then, effective with the record date for such change, the maximum number of shares of Common Stock which thereafter may be purchased under the Plan shall be the maximum number of shares which, immediately prior to such record date, remained available for purchase under the Plan proportionately increased, in case of such stock dividend or stock split, or proportionately decreased in case of such combination of shares.

     13. MISCELLANEOUS. Except as otherwise expressly provided herein, (i) any request, election or notice under the Plan from an Eligible Employee or participant shall be transmitted or delivered to the Company or its designated agent and, subject to any limitations specified in the Plan, shall be effective when so delivered and (ii) any request, notice or other communication from the Company or its designated agent that is transmitted or delivered to Eligible Employees or participants shall be effective when so transmitted or delivered. The Plan, and the Company's obligation to sell and deliver shares of Common Stock hereunder, shall be subject to all applicable federal and state laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

     14. CHANGE IN CONTROL. In the event of any Change in Control of the Company, as defined below, the then current Purchase Period shall thereupon end, the Committee, in its sole discretion, shall either direct that the cash credited to all participants' Purchase Accounts be applied to purchase shares pursuant to Sections 4, 5 and 6 or that such cash be returned to participants and the Plan shall immediately thereafter terminate. For purposes of this
Section 14, "Change in Control" shall have the same meaning as the definition of "Change in Control" set forth in the Whitehall Jewellers, Inc. 1997 Long-Term Incentive Plan, or any successor plan thereto.

                                      III-4

                                                                      EXHIBIT IV

                           WHITEHALL JEWELLERS, INC.

                   1997 LONG-TERM INCENTIVE PLAN, AS AMENDED

                                I. INTRODUCTION

     1.1 PURPOSES. The purposes of the 1997 Long-Term Incentive Plan (the "Plan") of Whitehall Jewellers, Inc. (the "Company"), and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries"), are (a) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (b) to advance the interests of the Company by attracting and retaining officers and other key employees, and well-qualified persons who are not officers or employees of the Company ("non-employee directors") for service as directors of the Company and (c) to motivate such employees and non-employee directors to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

     1.2 CERTAIN DEFINITIONS.

     "AFFILIATE" and "ASSOCIATE" shall have the respective meanings ascribed to such terms in Rule 12b-2, as in effect on the effective date of this Plan, under the Exchange Act; provided, however, that no director or officer of the Company shall be deemed an Affiliate or Associate of any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

     "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "BENEFICIAL OWNER" (including the terms "BENEFICIALLY OWN" and "BENEFICIAL OWNERSHIP"), when used with respect to any Person, shall be deemed to include any securities which:

          (a) such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (determined as provided in Rule 13d-3, as in effect on the effective date of this Plan, under the Exchange
     Act);

          (b) such Person or any of such Person's Affiliates or Associates, directly or indirectly, has:

             (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions, or both) pursuant to any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities), upon the exercise of any options, warrants, rights or conversion or exchange privileges or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

             (ii) the right to vote pursuant to any written or oral agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security otherwise subject to this item (ii) if such agreement, arrangement or understanding to vote (1) arises solely from a revocable proxy or consent given to such Person or any of such Person's Affiliates or Associates in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then reportable by such Person on Schedule 13D (or any comparable or successor report then in effect) under the Exchange Act; or

             (iii) the right to dispose of pursuant to any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities); or

          (c) are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any written or oral agreement, arrangement or understanding (other than customary agreements with and among underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to item (ii) of subparagraph (b) of the first paragraph of this definition) or disposing of any securities of the Company.

     Notwithstanding the first paragraph of this definition, no director or officer of the Company shall be deemed to be the "Beneficial Owner" of, or to "Beneficially Own," shares of Common Stock or other securities of the Company beneficially owned by any other director or officer of the Company solely as a result of his or her being a director or officer of the Company.

     "BOARD" shall mean the Board of Directors of the Company.

     "BONUS STOCK" shall mean shares of Common Stock which are not subject to a Restriction Period or Performance Measures.

     "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

     "CAUSE" shall mean commission of a felony involving moral turpitude or any material breach of any statutory or common law duty to the Company or a Subsidiary involving willful malfeasance.

     "CHANGE IN CONTROL" shall have the meaning set forth in Section 6.8(b).

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom shall be (a) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and (b) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transition rules applicable to the definition of outside director.

     "COMMON STOCK" shall mean the common stock, $.001 par value, of the Company.

     "COMPANY" has the meaning specified in Section 1.1.

     "DIRECTORS OPTIONS" shall have the meaning set forth in Section 5.1.

     "DISABILITY" shall mean the inability for a continuous period of at least six months of the holder of an award to perform substantially such holder's duties and responsibilities, as determined solely by the Committee.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "EXEMPT PERSON" shall mean each of Hugh M. Patinkin, John R. Desjardins, Matthew M. Patinkin and each Affiliate thereof.

     "FAIR MARKET VALUE" shall mean the average of the high and low transaction prices of a share of Common Stock as reported on The New York Stock Exchange on the date as of which such value is being determined, or, if the Common Stock is listed on another national securities exchange, the average of the high and low transaction prices of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined, or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "FREE-STANDING SAR" shall mean an SAR which is not issued in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

     "INCUMBENT BOARD" shall have the meaning set forth in Section 6.8(b)(ii) hereof.

     "MATURE SHARES" shall mean shares of Common Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (a) has held for at least six months or (b) has purchased on the open market.

     "NON-EMPLOYEE DIRECTOR" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary (except in the definition of Committee, in which case "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act).

     "NON-STATUTORY STOCK OPTION" shall mean a stock option which is not an Incentive Stock Option.

     "PERFORMANCE MEASURES" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (a) as a condition to the exercisability of all or a portion of an option or SAR or (b) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Performance Share Award, of payment with respect to such award. Such criteria and objectives may include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return to stockholders (including dividends), return on equity, earnings of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, the Performance Measures shall be established by the Committee no later than the end of the first quarter of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service).

     "PERFORMANCE PERIOD" shall mean any period designated by the Committee during which the Performance Measures applicable to a Performance Share Award shall be measured.

     "PERFORMANCE SHARE" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

     "PERFORMANCE SHARE AWARD" shall mean an award of Performance Shares under this Plan.

     "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

     "PERSON" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of any of the forgoing.

     "RESTRICTED STOCK" shall mean shares of Common Stock which are subject to a Restriction Period.

     "RESTRICTED STOCK AWARD" shall mean an award of Restricted Stock under this Plan.

     "RESTRICTION PERIOD" shall mean any period designated by the Committee during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

     "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

     "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

     "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

     "TAX DATE" shall have the meaning set forth in Section 6.5.

     "TEN PERCENT HOLDER" shall have the meaning set forth in Section 2.1(a).

     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Subject to Section 6.1, any one or a combination of the following awards may be made under this Plan to eligible persons: (a) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options, (b) in the form of Tandem SARs or Free-Standing SARs, (c) Stock Awards in the form of Restricted Stock or Bonus Stock and (d) Performance Shares. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs and the number of Performance Shares subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (a) the grant of an award under this Plan to any person who is a "covered employee" within the meaning of
Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding or (b) the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

     No member of the Board of Directors or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws, as the same may be amended or restated from time to time, and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (a) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (b) acts approved in writing by a majority of the members of the Committee without a meeting.

     Notwithstanding anything to the contrary herein, any grant of awards to a Non-Employee Director shall require the approval of the Board.

     1.4 ELIGIBILITY. Participants in this Plan shall consist of such directors, officers or other key employees of the Company and its Subsidiaries as the Committee, in its sole discretion, may select from time to time. The

Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors shall also be eligible to participate in this Plan in accordance with Article V.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Sections 6.7 and 6.8, 2,500,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock (a) that are issued upon the grant of a Stock Award and (b) which become subject to outstanding options, including Directors' Options, outstanding Free-Standing SARs and outstanding Performance Shares. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem SAR), Free-Standing SAR or Performance Share are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or to satisfy all or a portion of the tax withholding obligations relating to an award, then such shares of Common Stock shall again be available under this Plan.

     Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     To the extent required by Section 162(m) of the Code and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which options or SARs, Stock Awards or Performance Share Awards, or a combination thereof may be granted during any calendar year to any person shall be 300,000 subject to adjustment as provided in Section 6.7.

                II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

     Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. To the extent required, the number of shares of Common Stock subject to an option shall be determined by the Committee. The purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided, further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

     (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided, further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock, except that if the remaining option then exercisable is for less than a whole share, such remaining amount may be exercised.

     (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (1) in cash, (2) by delivery of Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (3) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (4) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (5) a combination of (1), (2) and (3), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are canceled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

     (d) Additional Options. The Committee shall have the authority to include in any Agreement relating to an option a provision entitling the optionee to an additional option in the event such optionee exercises the option represented by such option Agreement, in whole or in part, by delivering previously owned whole shares of Common Stock in payment of the purchase price in accordance with this Plan and such Agreement. Any such additional option shall be for a number of shares of Common Stock equal to the number of delivered shares, shall have a purchase price determined by the Committee in accordance with this Plan, shall be exercisable on the terms and subject to the conditions set forth in the Agreement relating to such additional option.

     2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

     SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

     (b) Exercise Period and Exercisability. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the exercisability of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to

Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

     (c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are canceled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number (or if the remaining SAR then exercisable is for less then one whole share, such remaining amount) of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

     2.3 TERMINATION OF EMPLOYMENT OR SERVICE WITH THE COMPANY.

     (a) Disability. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

     (b) Retirement. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 with the consent of the Company, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is six months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

     (c) Death. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death, and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

     (d) Other Termination. If the employment or service with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on the effective date of such holder's termination of employment or service.

     Subject to paragraph (f) below and Section 6.8, and unless specified in the Agreement relating to an option or SAR, as the case may be, if the employment or service with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 with the consent of the Company, death or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on the effective date of such holder's termination of employment or service and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after the effective date of such holder's termination of employment or service and (ii) the expiration date of the term of such option or SAR.

     (e) Death Following Termination of Employment or Service. Subject to paragraph (f) below and Section 6.8, and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the three-month period following termination of employment or service by reason of Disability, or if the holder of an option or SAR dies during the three-month period following termination of employment or service by reason of retirement on or after age 65 with the consent of the Company, or if the holder of an option or SAR dies during the three-month period following termination of employment or service for any reason other than Disability or retirement on or after age 65 with the consent of the Company (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR.

     (f) Termination of Employment or Service -- Incentive Stock
Options. Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each incentive stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or service by reason of Permanent and Total Disability, and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of
(i) the date which is three months (or such other period no longer than one year as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment or service by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

     Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     If the employment or service with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment or service.

     Subject to Section 6.8 and unless otherwise specified in the Agreement relating to the option, if the employment or service with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment or service, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option.

     If the holder of an Incentive Stock Option dies during the three-month period following termination of employment or service by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the three-month period following termination of employment or service for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and
(ii) the expiration date of the term of such option.

                               III. STOCK AWARDS

     3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. Subject to adjustment as provided in Sections 6.7 and 6.8 of this Plan, the aggregate number of shares of Common Stock available under this Plan pursuant to all Stock Awards shall not exceed 150,000 of the aggregate number of shares of Common Stock available under this Plan. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

     3.2 TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures (if any) and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

     (b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if specified Performance Measures are satisfied or met during the specified Restriction Period or (ii) if the holder of such award remains continuously in the employment or service of the Company during the specified Restricted Period and for the forfeiture of the shares of Common Stock subject to such award (x) if specified Performance Measures are not satisfied or met during the specified Restriction Period or (y) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period.

     Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

     (c) Share Certificates. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

     (d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

     (e) Awards to Certain Executive Officers. Notwithstanding any other provision of this Article III, and only to the extent necessary to ensure the deductibility of the award to the Company, the Fair Market Value of the number of shares of Common Stock subject to a Stock Award granted to a "covered employee" within the meaning of Section 162(m) of the Code shall not exceed $2,000,000 (i) at the time of grant in the case of a Stock Award granted upon the attainment of Performance Measures or (ii) in the case of a Restricted Stock Award with Performance measures which shall be satisfied or met as a condition to the holder's receipt of the shares of Common Stock subject to such award, on the earlier of (x) the date on which the Performance Measures are satisfied or met and (y) the date the holder makes an election under Section 83(b) of the Code.

     3.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Restricted Stock Award, if the employment or service with the Company of the holder of such award terminates, the portion of such award which is subject to a Restriction Period shall terminate as of the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be canceled by the Company.

                          IV. PERFORMANCE SHARE AWARDS

     4.1 PERFORMANCE SHARE AWARDS. The Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) Number of Performance Shares and Performance Measures. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

     (b) Vesting and Forfeiture. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such award, if specified Performance Measures are satisfied or met during the specified Performance Period, and for the forfeiture of such award, if specified Performance Measures are not satisfied or met during the specified Performance Period.

     (c) Settlement of Vested Performance Share Awards. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

     4.3 TERMINATION OF EMPLOYMENT OR SERVICE. Subject to Section 6.8 and unless otherwise set forth in the Agreement relating to a Performance Share Award, if the employment or service with the Company of the holder of such award terminates, the portion of such award which is subject to a Performance Period on the effective date of such holder's termination of employment or service shall be forfeited and such portion shall be canceled by the Company.

                V. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

     5.1 ELIGIBILITY. Each Non-Employee Director shall be granted options to purchase shares of Common Stock in accordance with this Article V (collectively "Directors Options"). All options granted under this Article V shall constitute Non-Statutory Stock Options.

     5.2 GRANTS OF STOCK OPTIONS. Each Non-Employee Director may be granted Non-Statutory Stock Options in the discretion of the Committee (subject to approval by the Board).

     5.3 TERMINATION OF DIRECTORSHIP.

     (a) Disability. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company by reason of Disability, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's guardian, legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

     (b) Retirement. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company on or after age 65, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

     (c) Death. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company by reason of death, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earliest to occur of the (i) date which is one year after the date of death and
(ii) the expiration date of the term of such option.

     (d) Other Termination. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V ceases to be a director of the Company for any reason other than Disability, retirement on or after age 65 or death, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until the earliest to occur of the (i) date which is three months after the effective date of such holder's ceasing to be a director and (ii) the expiration date of the term of such option.

     (e) Death Following Termination of Directorship. Subject to Section 6.8, if the holder of an option granted pursuant to this Article V dies during the three-month period following such holder's ceasing to be a director of the Company by reason of Disability, or if such a holder dies during the three-month period following such holder's ceasing to be a director of the Company on or after age 65, or if such a holder dies during the three-month period following such holder's ceasing to be a director for any reason other than by reason of Disability or retirement on or after age 65, each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until the earliest to occur of the (i) date one year after the date of death and (ii) the expiration date of the term of such option.

     5.4 DIRECTORS OPTIONS. Each Directors Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Option Period and Exercisability. If at any time prior to the time that a Directors Option becomes exercisable, a Non-Employee Director shall no longer be a member of the Board, such Directors Option shall become void and of no further force or effect.

     (b) Purchase Price. The purchase price for the shares of Common Stock subject to any Directors Option shall be equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Directors Option. Such Directors Options shall be exercisable in accordance with Section 2.1(c).

     (c) Restrictions on Transfer. Directors Options shall be subject to the transfer restrictions and other provisions of Section 6.4.

     (d) Expiration. Each Directors Option which has become exercisable pursuant to Section 5.4(a), to the extent not theretofore exercised, shall expire on the first to occur of (i) the date which is three months after the first date on which the Non-Employee Director shall no longer be a member of the Board or the Board of Directors of a Subsidiary and (ii) the tenth anniversary of the date of grant of such option; provided, however, that if the Non-Employee Director shall die within such three-month period following the date on which he shall have ceased to serve as such a director, such option may be exercised at any time within the one-year period following the date of death to the extent not theretofore exercised (but in no event later than the tenth anniversary of the date of grant).

                                    GENERAL

     6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan became effective on February 24, 1997 and will terminate on February 24, 2007 unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made after February 24, 2007.

     6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation including Section 162(m) of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would
(a) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR, (b) effect any change inconsistent with Section 422 of the Code, (c) extend the term of this Plan or (d) eliminate or have the effect of eliminating the provision set forth in Section 6.12. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

     6.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

     6.4 NON-TRANSFERABILITY OF STOCK OPTIONS, SARS AND PERFORMANCE SHARES. No option, SAR or Performance Share shall be transferable other than (i) by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise set forth in the Agreement relating to such award. Each option, SAR or Performance Share may be exercised or settled during the participant's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no option, SAR or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR or Performance Share, such award and all rights thereunder shall immediately become null and void.

     6.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or
(ii) the holder may satisfy any such obligation by any of the following means:
(1) a cash payment to the Company, (2) delivery to the Company of Mature Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (3) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, to the amount necessary to satisfy any such obligation, (4) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (5) any combination of

(1), (2) and (3), in each case to the extent set forth in the Agreement relating to the award; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (2)-(5). An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     6.7 ADJUSTMENT. Except as provided in Section 6.8, in the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number of securities subject to each option to be granted to Non-Employee Directors pursuant to Article V, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Performance Share shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (1) the Fair Market Value on the vesting, exercise or settlement date over (2) the exercise or base price, if any, of such award.

     6.8 CHANGE IN CONTROL.

     (a) (i) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(iii) or (iv) below, (1) all outstanding options and SARs shall immediately become exercisable in full, (2) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (3) the Performance Period applicable to any outstanding Performance Share shall lapse and (4) the Performance Measures applicable to any outstanding Restricted Stock Award (if any) and to any outstanding Performance Share shall be deemed to be satisfied at the maximum level. If, in connection with such Change in Control, holders of Common Stock receive solely shares of common stock that are registered under Section 12 of the Exchange Act, there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. If, in connection with such Change in Control, holders of Common Stock receive solely cash and shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award shall be surrendered to and canceled by the Company, and the holder shall receive, within ten days of the occurrence of such Change in Control, a proportionate amount of cash in the manner provided in Section (a)(ii) below, and there shall be substituted for the award surrendered a similar award reflecting a proportionate number of the class of shares into which each outstanding share of Common Stock shall be converted to such Change in Control. In the event of any such substitution, the proportion of cash and common stock, the purchase price per share in the case of an option and the base price in the case of an SAR, and any other terms of outstanding awards shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price; provided, that, the proportion of cash and common stock substituted for outstanding awards shall reflect the approximate proportion of cash and common stock received by holders of Common Stock in such Change in Control. If, in connection with a Change in Control, holders of Common Stock receive any portion of the consideration in a form other than cash or shares of common stock that are registered under Section 12 of the Exchange Act, each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, shall be substituted or surrendered for such proportion of common stock, cash or other consideration as shall be determined by the Committee pursuant to Section 6.7.

     (ii) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(i) or (ii) below, or in the event of a Change in Control pursuant to Section (b)(iii) or (iv) below in connection with which the holders of Common Stock receive cash, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section (b)(i) or (ii) below or within ten days of the approval of the stockholders of the Company contemplated by Section (b)(iii) or (iv) below, a cash payment from the Company in an amount equal to (1) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option; (2) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR; and (3) in the case of a Restricted Stock Award or Performance Share Award, the number of shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option. Except as may be provided in an Agreement relating to an award, the Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

     (b) "Change in Control" shall mean:

          (i) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of Beneficial Ownership of 25% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company),
     (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by an Exempt Person or (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this
     Section 6.8(b); provided, further, that for purposes of clause (2), if any Person (other than an Exempt Person, the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the Beneficial Owner of 50% or more of the Outstanding Company Common Stock or 50% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the Beneficial Owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities and such Beneficial Ownership is publicly announced, such additional Beneficial Ownership shall constitute a Change in Control;

          (ii) individuals who, as of the effective date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, that, any individual who becomes a director of the Company subsequent to the effective date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided, further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person or a group for the purpose of opposing a solicitation by any other Person or group with respect to the election or removal of directors shall not be deemed a member of the Incumbent Board;

          (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (1) all or substantially all of the individuals or entities who are the Beneficial Owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will Beneficially Own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their Beneficial Ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (other than an Exempt Person; the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which Beneficially Owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may
     be) will Beneficially Own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (iv) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     Notwithstanding anything to the contrary herein, no Change of Control shall be deemed to have taken place as a result of the issuance of shares of Common Stock by the Company or the sale of shares of Common Stock by its stockholders in connection with the Company's initial public offering.

     6.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT/SERVICE. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment or service by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

     6.10 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

     6.11 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

     6.12 REPRICING AWARDS. The exercise price or base price, as the case may be, of any award granted hereunder shall not be changed after the date of grant of such award without the affirmative vote of a majority of the voting power of the shares of capital stock of the Company represented at a meeting in which the change to such exercise price or base price is considered for approval.

Whitehall Jewellers, Inc. is pleased to announce that registered shareholders now have an innovative and secure means of accessing and managing their registered accounts on-line. This easy-to-use service is only an click away at:

                            INTERNET ACCESS IS HERE!

In order to access your account and request your temporary password (or PIN), you will need your Social Security number and Issue ID (151710). Please click on the mail new password tab and follow the instructions and a temporary password will be mailed to your address of record. If you have any questions about using this service, please contact us at:

                        http://www.gateway.equiserve.com

                                 1-800-733-5001

                               ------------------




















                                  DETACH HERE



                           WHITEHALL JEWELLERS, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING, JUNE 11, 2002

P         The undersigned hereby appoints Hugh M. Patinkin and John R.
     Desjardins, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock and/or Class B Common Stock which the undersigned is entitled to vote at
R the 2002 Annual Meeting of Stockholders of Whitehall Jewellers, Inc. (the "Company"), to be held at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois, 60604 on Tuesday, June 11, 2002 at 10:00 a.m. (local
O time), and at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their discretion upon such other matters as may properly come before the meeting.
X
          The undersigned hereby acknowledges receipt of: (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report of the Company for the fiscal year ended January 31,
Y    2002.

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

-----------                                                          -----------
SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                  SIDE
-----------                                                          -----------

WHITEHALL JEWELLERS, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

     May 10, 2002

     Dear Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on Tuesday, June 11, 2002 at the Standard Club, 320 S. Plymouth Court, Chicago, IL 60604. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

     Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

                                                          Sincerely,

                                                          /s/ John R. Desjardins

                                                          John R. Desjardins
                                                          Secretary

                                  DETACH HERE




     PLEASE MARK                                                                                                            |
[X]  VOTES AS IN                                                                                                            |
     THIS EXAMPLE.                                                                                                           -----

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2 - 4.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE
ELECTION OF ANY DIRECTOR OR ANY PROPOSAL SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR SUCH ELECTION OF DIRECTOR(S) AND FOR SUCH
PROPOSAL(S).

1. Election of Directors.                                                                                      FOR  AGAINST ABSTAIN
   NOMINEES: (01) Matthew M. Patinkin and (02) Richard K. Berkowitz    2. Approve Amendment and Restatement of [ ]     [ ]    [ ]
                                                                          Whitehall's Restated Certificate of
                                                                          Incorporation.
                 FOR                     WITHHELD
                 ALL    [ ]        [ ]   FROM ALL                      3. Approve Whitehall's Employee Stock   [ ]     [ ]    [ ]
               NOMINEES                  NOMINEES                         Purchase Plan.

          [ ]                                                          4. Approve the Amendment to Whitehall's [ ]     [ ]    [ ]
             ----------------------------------------------               1997 Long-Term Incentive Plan.
                For all nominees except as noted above
                                                                       5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the
                                                                          meeting.

                                                                          MARK HERE IF YOU PLAN TO ATTEND THE MEETING         [ ]

                                                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [ ]

                                                                       Please sign exactly as name appears hereon. Joint owners
                                                                       should each sign. Executors, administrators, trustees,
                                                                       guardians or other fiduciaries should give full title as
                                                                       such. If signing for a corporation, please sign the full
                                                                       corporate name by a duly authorized officer.



Signature:                             Date:                           Signature:                         Date:
          -----------------------------     ---------------------------         -------------------------     ---------------------

     U.S. TRUST COMPANY, N.A.

U.S. TRUST

                          NOTICE TO PARTICIPANTS IN THE
                            WHITEHALL JEWELLERS, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed with this notice is the 2001 Annual Report of Whitehall Jewellers, Inc. (f/k/a Marks Bros. Jewelers, Inc.) (the "Company") and a Proxy Statement that describes the Annual Meeting of Stockholders to be held on June 11, 2002 (the "Annual Meeting"). The Proxy Statement has been prepared by the Board of Directors of the Company in connection with the business to be transacted at the Annual Meeting. THE ITEMS TO BE PRESENTED AT THE ANNUAL MEETING ARE IMPORTANT AND ARE DESCRIBED IN THE PROXY MATERIALS BEING ENCLOSED WITH THIS NOTICE. You should read the Proxy Statement carefully before completing your voting instruction card.

DIRECTIONS TO THE TRUSTEE

     According to plan records, you are a participant and have shares of Whitehall Jewellers, Inc. Common Stock ("Shares") allocated to your account in the Marks Bros. Jewelers, Inc. Employee Stock Ownership Plan (the "ESOP"). Only U.S. Trust Company, N.A. as trustee (the "Trustee") of the ESOP can vote the Shares held by the ESOP. However, under the terms of the ESOP, you, as a participant in the ESOP, are entitled to instruct the Trustee how to vote the Shares in your account.

     Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote your Shares on the matters described in the Proxy Statement. Your vote on these matters is important. Please take the time to complete the voting instruction card and return it to the Trustee. You may instruct the Trustee to vote for, against, or to abstain from voting on such matters. If you do not provide instructions to the Trustee, your Shares will be voted by the Trustee in its discretion.

CONFIDENTIALITY

     Your voting instructions are strictly confidential. How you vote (or whether you vote) will not be revealed, directly or indirectly, to any officer, employee, or director of the Company or to anyone else, except as otherwise required by law. You should, therefore, feel completely free to instruct the Trustee to vote your Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction cards. The cut-off date established by the Trustee is 5:00 P.M. Eastern Time on June 5, 2002. The Trustee cannot ensure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card by June 5, 2002, in the envelope provided for your convenience. If the Trustee does not receive timely instructions from you with respect to your Shares, the Trustee will vote such Shares in its discretion. EquiServe has been retained by the Company to serve as Agent to tally your voting instructions.

     If you are a direct stockholder of Whitehall Jewellers, Inc., you will receive, under separate cover, proxy solicitation materials including a proxy card. The proxy card you receive under separate cover, if you own shares other than those in your ESOP account, CANNOT be used to direct the voting of shares held by the ESOP.

FURTHER INFORMATION

     If you have questions regarding your voting rights, the voting instruction card or the confidentiality of your vote, you should contact the Trustee at
(800) 535-3093 between 9:00 A.M. and 4:00 P.M. Pacific Time (11:00 A.M. and 6:00
P.M. Central Time), Monday through Friday.

     Your ability to instruct the Trustee how to vote your Shares is an important part of your rights as an ESOP participant. Please consider the enclosed materials carefully and then furnish your voting instructions promptly.


May 10, 2002                       U.S. Trust Company, National Association
                                   as Trustee of the
                                   WHITEHALL JEWELLERS, INC.
                                   EMPLOYEE STOCK OWNERSHIP PLAN

                                  DETACH HERE


                           WHITEHALL JEWELLERS, INC.

           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         SOLICITED BY THE ESOP TRUSTEE

P         The undersigned participant in the WHITEHALL JEWELERS, INC. EMPLOYEE
     STOCK OWNERSHIP PLAN does hereby instruct the ESOP Trustee to vote at the Annual Meeting of Stockholders of Whitehall Jewellers, Inc. (the "Company") to be held June 11, 2002, (the "Annual Meeting"), and at all adjournments
R or postponements thereof, all the shares of Common Stock of the Company in the undersigned's ESOP account, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.
O
          This card must be properly completed, signed, dated, and returned in the envelope provided to be received by EquiServe, the tabulator, by 5:00 P.M. Eastern Time on June 5, 2002. If your voting instructions are not
X timely received, the Trustee will vote your shares in its discretion. If this card is not received by 5:00 P.M. Eastern Time on June 5, 2002, the Trustee cannot ensure that your voting instructions will be tabulated. If
Y you sign, date and return this card but do not specifically instruct the Trustee how to vote, the Trustee will vote your shares in accordance with the recommendations of the Board of Directors. Your voting instructions to the Trustee are confidential as explained in the accompanying Notice to Plan Participants.

          PLEASE SPECIFY YOUR VOTING INSTRUCTIONS, SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENVELOPE PROVIDED.

-----------                                                         -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                         -----------

WHITEHALL JEWELLERS, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940


                                  DETACH HERE

    PLEASE MARK                                                                                                               |
[X] VOTES AS IN                                                                                                               |
    THIS EXAMPLE.                                                                                                              -----

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2 - 4.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE
ELECTION OF ANY DIRECTOR OR ANY PROPOSAL SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR SUCH ELECTION OF DIRECTOR(S) AND FOR SUCH
PROPOSAL(S).

1. Election of Directors.                                                                                     FOR  AGAINST  ABSTAIN
   NOMINEES: (01) Matthew M. Patinkin and (02) Richard K. Berkowitz  2. Approve Amendment and Restatement     [ ]    [ ]      [ ]
                                                                        of Whitehall's Restated Certificate
                                                                        of Incorporation.

                                                                     3. Approve Whitehall's Employee Stock    [ ]    [ ]      [ ]
               FOR                  WITHHELD           MARK HERE        Purchase Plan.
               ALL    [ ]      [ ]  FROM ALL      [ ]  IF YOU PLAN
             NOMINEES               NOMINEES           TO ATTEND     4. Approve the Amendment to Whitehall's  [ ]    [ ]      [ ]
                                                       THE MEETING      1997 Long-Term Incentive Plan.

        [ ]                                       [ ]  MARK HERE
           --------------------------------------      FOR ADDRESS
           For all nominees except as noted above      CHANGE AND
                                                       NOTE BELOW

                                                                     As a participant in the Plan, I hereby acknowledge receipt of the Notice to Plan Participants and the accompanying Proxy
                                                                     Statement relating to the Annual Meeting of Stockholders of
                                                                     Whitehall Jewellers, Inc. and I hereby instruct the Trustee to vote all shares of the Company common stock in my account as I have indicated above. If I sign, date and return this card but do not specifically instruct the Trustee how to vote, I
                                                                     understand that the Trustee will vote the shares credited to my account in accordance with the recommendations of the Board of
                                                                     Directors.

                                                                     Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign the full corporate name by a duly authorized officer.

Signature:                             Date:                           Signature:                         Date:
          -----------------------------     ---------------------------         -------------------------     ---------------------
